UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )
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☐	Soliciting Material Pursuant to §240.14a-12

CARDIOVASCULAR SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CARDIOVASCULAR SYSTEMS, INC.
1225 Old Highway 8 NW
St. Paul, Minnesota 55112
Telephone: 877-CSI-0360

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Cardiovascular Systems, Inc. (the “Company” or “CSI”) on Wednesday, November 15, 2017, at 10:00 a.m. (Central Time). A notice of the Annual Meeting and a Proxy Statement covering the formal business of the meeting appear on the following pages.

This year’s meeting will be a virtual meeting that will be conducted live via webcast. You will be able to attend the annual meeting of stockholders online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/CSII. You will also be able to vote your shares electronically at the annual meeting.

We are excited to utilize the latest technology to provide ready access, real-time communication and cost savings for our stockholders and the Company. Hosting a virtual meeting will facilitate stockholder attendance and participation from any location in the world.

Whether or not you plan to attend the virtual meeting, please promptly submit your proxy vote by telephone or Internet or, if you received a copy of the printed proxy materials, by completing and signing the enclosed proxy card and returning it in the postage-paid envelope provided. This will ensure that your shares are represented at the meeting. If you submit a proxy, you may revoke it any time before it is voted. If you attend and wish to vote at the meeting, you will be able to do so even if you have previously returned your proxy card.

Thank you for your continued support of and interest in Cardiovascular Systems, Inc.

Sincerely,
Scott R. Ward
Chairman of the Board,
President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on November 15, 2017 at 10:00 a.m. (Central Time)

The 2017 Annual Meeting of Stockholders of Cardiovascular Systems, Inc. will be held as a virtual meeting. You will be able to attend, vote your shares, and submit questions during the annual meeting via a live webcast available at www.virtualshareholdermeeting.com/CSII. The following will be considered and acted upon at the 2017 Annual Meeting.

Items of Business:

1. To elect as Class III directors to hold office until the fiscal 2020 Annual Meeting of Stockholders, the following nominees recommended by the Board of Directors: Martha Goldberg Aronson and William E. Cohn, M.D.
2. To approve the 2017 Equity Incentive Plan.
3. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2018.
4. To approve, on an advisory basis, the compensation paid to the Company’s Named Executive Officers.
5. To determine, on an advisory basis, whether the preferred frequency of the stockholder advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.
6. To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this Notice.
The record date for the Annual Meeting is September 18, 2017. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
By Order of the Board of Directors,
Sincerely,
Scott R. Ward
Chairman of the Board,
President and Chief Executive Officer
St. Paul, Minnesota
October 3, 2017

You are cordially invited to attend the meeting. Whether or not you expect to attend the meeting, please vote your shares. You may vote over the telephone or the Internet as instructed in this proxy statement. If you received a proxy card or voting instruction card by mail, you may submit your proxy card or voting instruction card by completing, signing, dating and mailing your proxy card or voting instruction card in the envelope provided. Any stockholder attending the meeting online may vote at the meeting, even if you already returned a proxy card or voting instruction card or voted by proxy over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING TO BE HELD ON NOVEMBER 15, 2017:
The Proxy Statement and Fiscal 2017 Annual Report to Stockholders are available at http://www.proxyvote.com and http://www.csi360proxy.com

CARDIOVASCULAR SYSTEMS, INC.
1225 Old Highway 8 NW
St. Paul, Minnesota 55112
Telephone: 877-CSI-0360
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 15, 2017

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Cardiovascular Systems, Inc. (the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held as a virtual meeting via a live webcast available at www.virtualshareholdermeeting.com/CSII, on Wednesday, November 15, 2017, at 10:00 a.m. (Central Time), including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about October 3, 2017 to our beneficial owners and stockholders of record who owned our common stock at the close of business on September 18, 2017. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in printed form by mail or electronically on an ongoing basis. A stockholder’s election to receive proxy materials by mail or electronically by email will remain in effect until the stockholder terminates its election.

Why did I receive a full set of proxy materials in the mail instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or the Internet.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on September 18, 2017 will be entitled to vote at the virtual Annual Meeting through www.virtualshareholdermeeting.com/CSII. On the record date, there were 33,085,202 shares of common stock of the Company outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on September 18, 2017, your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual meeting through www.virtualshareholdermeeting.com/CSII or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to vote your shares by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on September 18, 2017, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

There are five matters scheduled for a vote:

•
Election of the following nominees recommended by the Board of Directors to be Class III directors and to hold office until the fiscal 2020 Annual Meeting of Stockholders: Martha Goldberg Aronson and William E. Cohn, M.D.

•	Approval of the 2017 Equity Incentive Plan.

•
Ratification of the selection by the Audit, Risk Management and Finance Committee of the Company’s Board of Directors of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2018.

•	Approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers.

•
Determination, on an advisory basis, whether the preferred frequency of the stockholder advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.

How do I vote?

•	For the election of each nominee to the Board of Directors, you may vote “For” or “Against” or abstain from voting.

•	For the approval of the 2017 Equity Incentive Plan, you may vote “For” or “Against” or abstain from voting.

•
For the ratification of the Audit, Risk Management and Finance Committee’s selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, you may vote “For” or “Against” or abstain from voting.

•	For the advisory vote on Named Executive Officer compensation, you may vote “For” or “Against” or abstain from voting.

•
For the advisory vote regarding the preferred frequency of an advisory vote on named executive officer compensation, you may vote that such vote be taken every “1 Year,” “2 Years,” or “3 Years” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the virtual Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote at that time even if you have already voted by proxy.

•	To vote at the Annual Meeting, log in through www.virtualshareholdermeeting.com/CSII.

•
If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on November 14, 2017, to be counted.

•
To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-Digit Control Number from the enclosed proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time (10:59 p.m., Central Time) on November 14, 2017, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies. These costs will also apply to virtual attendance of the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker or bank. Alternatively, you may vote by telephone or over the Internet as instructed by your broker or bank. To vote online at the virtual Annual Meeting, you will need the 16-digit control number included with your voting instruction card or voting instructions you received from your broker, bank, or other agent.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of September 18, 2017. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

•	“For” the election of the nominees for director;

•	“For” the approval of the 2017 Equity Incentive Plan;

•	“For” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018;

•	“For” the advisory vote on Named Executive Officer compensation; and

•	“1 Year” for the preferred frequency of an advisory vote on named executive officer compensation.

If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. Our directors and employees may solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged The Proxy Advisory Group, LLC to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $15,000 in total.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our fiscal 2017 Annual Report to Stockholders are available at http://www.proxyvote.com or http://www.csi360proxy.com.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the virtual Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

•	You may submit another properly completed proxy card with a later date.

•	You may submit a new vote by telephone or Internet.

•	You may send a timely written notice that you are revoking your proxy to our Secretary at 1225 Old Highway 8 NW, St. Paul, Minnesota 55112.

•	You may attend the virtual Annual Meeting and vote through www.virtualshareholdermeeting.com/CSII. Simply attending the virtual Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Against” votes and abstentions and broker non-votes for director elections; “For” and “Against” votes and abstentions for auditor selection ratification; “For” and “Against” votes and abstentions and broker non-votes for the approval of the 2017 Equity Incentive Plan and advisory vote on Named Executive Officer compensation; and frequency votes, abstentions and broker non-votes for the frequency vote on Named Executive Officer compensation.

Abstentions will not be counted toward the vote total for the election of directors, but abstentions will be counted towards the vote total for each other proposal, and will have the same effect as “Against” votes for those proposals. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is currently considered a routine matter. The election of directors, approval of the 2017 Equity Incentive Plan, advisory vote on Named Executive Officer compensation and frequency vote on Named Executive Officer compensation are currently considered non-routine matters under the rules of the New York Stock Exchange.

How many votes are needed to approve each proposal?

•
For Proposal 1, the election of the Class III directors, a nominee must receive “For” votes representing a majority of the votes cast by the shares present and entitled to vote either in person or by proxy. Votes cast with respect to a nominee include votes “For” or “Against” a nominee and exclude abstentions and broker non-votes.

•
For the 2017 Equity Incentive Plan to be approved, Proposal 2 must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•
To be approved, Proposal 3, ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2018, must receive a “For” vote from the majority of shares present and entitled to vote either in person or by proxy. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

•
Proposal 4, regarding Named Executive Officer compensation, is an advisory vote, which means that the vote is not binding on the Company, our Board of Directors or the Human Resources and Compensation Committee of the Board of Directors. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, the Human Resources and Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.

•
Proposal 5, regarding the preferred frequency of an advisory vote on Named Executive Officer compensation, is an advisory vote, which means that the vote is not binding on the Company, our Board of Directors or the Human Resources and Compensation Committee of the Board of Directors. The Board of Directors and the Human Resources and Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on executive compensation.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present at the virtual meeting or represented by proxy. On the record date, there were 33,085,202 shares outstanding and entitled to vote. Thus, the holders of 16,542,601 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, which we will file within three business days of the meeting.

When are stockholder proposals due for the Fiscal 2018 Annual Meeting?

Any appropriate proposal submitted by a stockholder and intended to be presented at the fiscal 2018 Annual Meeting must be submitted in writing to our Secretary at 1225 Old Highway 8 NW, St. Paul, Minnesota 55112, and received no later than June 8, 2018, to be includable in the Company’s proxy statement and related proxy for the fiscal 2018 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although our Board of Directors will consider stockholder proposals, we reserve the right to omit from our proxy statement a stockholder proposal that we are not required to include under the Exchange Act, including under Rule 14a-8. Additionally, pursuant to the advance notice provisions of the Company’s Bylaws, as authorized by applicable state law, in order for stockholders to present director nominations or other business at the fiscal 2018 Annual Meeting, a stockholder’s notice of such nomination or other business must be received by our Secretary at the same address no earlier than the close of business on July 18, 2018, and no later than the close of business on August 17, 2018, and must be in a form that complies with the requirements set forth in the Company’s Bylaws. You are advised to review the Company’s Bylaws for these requirements.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks and other nominees to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, banks and other nominees may be “householding” Company proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other nominee, (ii) direct your written request to Investor Relations, 1225 Old Highway 8 NW, St. Paul, Minnesota 55112, or (iii) contact Investor Relations at (877) CSI-0360. The Company will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other nominee, or contact Investor Relations at the above address or phone number.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors (the “Board”) is divided into three classes, with each class serving staggered three-year terms. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, will serve for the remainder of the full term of that class and until the director’s successor is elected and qualified.

The term of office of the Class III directors expires at the Annual Meeting. The Board has nominated Martha Goldberg Aronson and William E. Cohn, M.D. for election at the Annual Meeting. Ms. Aronson joined the Board in February 2017 and Dr. Cohn has been a director since 2015. If elected at the Annual Meeting, Ms. Aronson and Dr. Cohn would serve until the fiscal 2020 annual meeting and until their successors are elected and have qualified, or, if sooner, until the director’s death, resignation or removal.

Directors are elected by a majority of the votes cast in uncontested elections. The election of directors at the Annual Meeting will be uncontested. Under the majority voting standard, a nominee must receive a number of “For” votes that exceeds 50% of the votes cast with respect to that nominee’s election. Votes cast with respect to a nominee include votes “For” or “Against” a nominee and exclude abstentions and broker non-votes. In a contested election, directors will be elected by a plurality vote. A contested election is an election in which the number of candidates for election as directors exceeds the number of directors to be elected. Under the plurality standard, the nominees receiving the most number of “For” votes (among votes properly cast in person or by proxy) will be elected as directors.

If an uncontested nominee for director does not receive an affirmative majority of “For” votes, he or she, if a current director, is required to offer to resign from the Board. The Governance/Nominating Committee and the Board will then determine whether the offered resignation should be accepted or rejected, and they may consider any factors they deem relevant in deciding whether to accept the resignation. The Board will publicly disclose its decision regarding the offered resignation within 90 days after the election results have been certified. Any director who has so offered his or her resignation will not be permitted to vote on or participate in the decision regarding that resignation. If an uncontested nominee for director who is not a current director does not receive an affirmative majority of “For” votes, he or she will not be elected to the Board.

Unless a contrary choice is specified, shares represented by executed proxies will be voted “For” the election of the nominees named in this proxy statement, or, if a nominee becomes unavailable for election as a result of an unexpected occurrence, “For” the election of a substitute nominee designated by our Board. The nominees have agreed to serve as a director if elected, and we have no reason to believe that the nominees will be unable to serve.

The following is a brief biography for each of the Class III director nominees, and each person whose term of office as a Class I or Class II director will continue after the Annual Meeting.

Name	Age(1)	Position
Class I Directors:
Scott Bartos(2)(4)	54	Director
Edward Brown(3)	54	Director
Augustine Lawlor(2)(3)	61	Director
Class II Directors:
Brent G. Blackey(4)	58	Director
Scott R. Ward	57	Chairman, President and Chief Executive Officer
Class III Director Nominees:
Martha Goldberg Aronson(3)(4)	50	Director
William E. Cohn, M.D.(2)	57	Director

(1)	As of the date of this proxy statement.

(2)	Member of the Governance/Nominating Committee.

(3)	Member of the Human Resources and Compensation Committee.

(4)	Member of the Audit, Risk Management and Finance Committee.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE FISCAL 2020 ANNUAL MEETING

Martha Goldberg Aronson. Ms. Goldberg Aronson has been a member of our Board since February 2017. Ms. Goldberg Aronson served as Executive Vice President of Strategic Planning at Ecolab, Inc., a specialty chemical company, from November 2015 to April 2016, and previously served as Ecolab’s Executive Vice President and President-Global Healthcare, from September 2012 to November 2015. Prior to Ecolab, Ms. Goldberg Aronson served as Senior Vice President and President, North America, of Hill-Rom Holdings, Inc., a leading worldwide manufacturer and provider of medical technologies and related services for the health-care industry, since August 2010. Before joining Hill-Rom, she served as Senior Vice President at Medtronic, Inc., from March 2008 to November 2009, and in various other domestic and international management positions with Medtronic, since 1991. She is also a director of Methode Electronics, Inc. and CONMED Corporation and previously served as a director of Hutchinson Technology from 2010 to 2016, when it was acquired. We believe that Ms. Goldberg Aronson’s leadership experience at companies within the healthcare industry and knowledge of the medical device industry make her a valuable contributor to our Board.

William E. Cohn, M.D. Dr. Cohn has been a member of our Board since February 2015. Dr. Cohn is a Vice President of Medical Devices and Director of the Center for Device Innovation at Johnson & Johnson. He is also a Cardiothoracic Surgeon and a professor of Surgery at Baylor College of Medicine. Dr. Cohn is the chief medical officer of BiVACOR USA and is on the board of directors for TVA Medical, both of which are privately-held medical device companies. In addition to being the only physician on our Board, we believe Dr. Cohn’s active involvement in the development, implementation, and regulatory clearance for several medical devices in cardiovascular medicine make him a valuable contributor to our Board and mission.

DIRECTORS CONTINUING IN OFFICE UNTIL THE FISCAL 2019 ANNUAL MEETING

Brent G. Blackey. Mr. Blackey has been a member of our Board since 2007. Since 2004, Mr. Blackey has served as the President and Chief Operating Officer for Holiday Companies. Between 2002 and 2004, Mr. Blackey was a Senior Partner at the accounting firm of Ernst & Young LLP. Prior to 2002, Mr. Blackey served most recently as a Senior Partner at the accounting firm of Arthur Andersen LLP. Mr. Blackey served on the board of directors of Datalink Corporation from April 2006 until January 2017, when it was acquired. Mr. Blackey also serves on the Board of Overseers for the University of Minnesota, Carlson School of Management. We believe that Mr. Blackey’s accounting background, experience as an executive officer and his service as a board member of a public company are strong endorsements for membership on our Board and invaluable to his role as our audit committee financial expert and Chairman of the Audit, Risk Management and Finance Committee.

Scott R. Ward. Mr. Ward has been a member of our Board since 2013 and has served as its Chairman since November 2014. Mr. Ward served as our Interim President and Chief Executive Officer beginning November 30, 2015, and on August 15, 2016, Mr. Ward was appointed as our President and Chief Executive Officer. Since 2013, Mr. Ward has been one of the Managing Directors at SightLine Partners. Following his appointment as our President and Chief Executive Officer, Mr. Ward continues to be a Managing Director of SightLine Opportunity Management Fund II, LLC and may provide limited advisory and consulting services to SightLine Partners in this capacity. From 1981 to 2010, Mr. Ward was employed by Medtronic, Inc. and held a number of senior leadership positions. Mr. Ward was Senior Vice President and President of Medtronic’s CardioVascular business from May 2007 to November 2010. Prior to that he was Senior Vice President and President of Medtronic’s Vascular business from May 2004 to May 2007, Senior Vice President and President of Medtronic’s Neurological and Diabetes Business, from February 2002 to May 2004, and was President of Medtronic’s Neurological business from January 2000 to January 2002. He was Vice President and General Manager of Medtronic’s Drug Delivery Business from 1995 to 2000. Prior to that, Mr. Ward led Medtronic’s Neurological Ventures in the successful development of new therapies. Mr. Ward serves on the boards of several private companies. Until April 2016, Mr. Ward was the Chairman of the Board of Creganna Medical. Mr. Ward served as a member of the Board of Surmodics, Inc. from September 2010 to March 2015. We believe that Mr. Ward’s experience running businesses within a large medical device company and his knowledge of the medical device industry allow him to make a valuable contribution to our Board. In addition, as our President and Chief Executive Officer, Mr. Ward is the person most familiar with our business and industry and most capable of effectively identifying strategic priorities and leading the execution of strategy.

DIRECTORS CONTINUING IN OFFICE UNTIL THE FISCAL 2018 ANNUAL MEETING

Scott Bartos. Mr. Bartos has been a member of our Board since October 2012. Mr. Bartos has more than 25 years experience as a healthcare executive and director, and is currently a director of Alliance HealthCare Services, Inc. and Outset Medical (f/k/a Home Dialysis Plus). He previously served as President & CEO and chairman of the board of directors of Rural/Metro Corporation. Rural/Metro Corporation filed for bankruptcy in August 2013, and Mr. Bartos was hired to lead the turnaround effort in connection with this bankruptcy. Rural/Metro was acquired in October 2015. Mr. Bartos previously served as President, Chief Executive Officer, and a director of LaVie Care Centers, a national long-term care company with revenues exceeding $1.0 billion annually, from July 2009 through the sale of the company in December 2011. From December 2008 to July 2009, he was an Executive in Residence at Warburg Pincus LLC. Mr. Bartos was Division President for Gambro Healthcare, Inc. from 2000 to 2004 and COO-East from 2004 to 2005. Mr. Bartos previously was the founder, President, CEO and a Director of Endoscopy Specialists Inc. We believe that Mr. Bartos’ experience in business design, strategic planning, new product and service innovation, sales and marketing, and mergers and acquisitions with large, medium and small businesses in both public and private company settings allow him to make valuable contributions to our Board.

Edward Brown. Mr. Brown has been a member of our Board since February 2009. Mr. Brown was a member of the Board of Directors of Replidyne, Inc. (the company that completed a reverse merger with CSI in 2009) from May 2007 to February 2009. Mr. Brown was appointed as our Lead Independent Director in August 2016. Mr. Brown currently serves as Managing Director at Five Arrows Capital Partners, an affiliate of the Rothschild Group. Mr. Brown was previously a Partner at Health Evolution Partners from 2010 to 2016, Managing Director at TPG Biotech from 2007 to 2009 and a Managing Director and co-founder of Healthcare Investment Partners, a private equity fund focused on healthcare investments, from 2004 to 2007. Before Healthcare Investment Partners, Mr. Brown was a Managing Director in the healthcare group of Credit Suisse Group where he led the firm’s West Coast healthcare effort and was one of the senior partners responsible for the firm’s global life sciences practice. Mr. Brown currently serves on the board of Freedom Innovations, LLC and has previously served on the boards of various public and private companies. We believe that Mr. Brown’s leadership experience in life sciences and strategic transactions and his service as a board member of public and private healthcare companies enable him to bring valuable insight and knowledge to our Board.

Augustine Lawlor. Mr. Lawlor has been a member of our Board since February 2009. He was a member of the Board of Directors of Replidyne, Inc. from March 2002 to February 2009. Mr. Lawlor is the Managing Partner of HealthCare Ventures LLC, where he was a Managing Director from 2000 to 2007. Mr. Lawlor is also the Chief Operating Officer of Leap Therapeutics. Mr. Lawlor was previously Chief Operating Officer of LeukoSite, Inc. and has also served as a management consultant with KPMG Peat Marwick. Mr. Lawlor serves on the board of directors of Catalyst Biosciences, Inc., as well as several private companies. He also served on the Board of Directors of Human Genome Sciences, Inc. from March 2004 to August 2012. We believe that Mr. Lawlor’s leadership experience in operating companies and with investment firms and his service as a board member of public companies enable him to bring valuable insight and knowledge to our Board.

DIRECTOR DEPARTURE

Effective February 21, 2017, Leslie L. Trigg resigned from the Board. Ms. Trigg’s resignation was not due to a disagreement with the Company. Upon Ms. Trigg’s departure, the Company’s Chairman, President and Chief Executive Officer, Scott R. Ward, recommended Ms. Aronson for nomination to the Board.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

As required under the Nasdaq Stock Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s Board of Directors must qualify as “independent,” as affirmatively determined by the Board of Directors. Our Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, nominee, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board, following the determination of the Governance/Nominating Committee, has affirmatively determined that the following directors are independent within the meaning of the applicable Nasdaq listing standards: Messrs. Bartos, Blackey, Brown, and Lawlor, Ms. Aronson and Dr. Cohn. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. Mr. Ward, the Company’s President and Chief Executive Officer, is not an independent director by virtue of his service as an officer of the Company.

BOARD LEADERSHIP STRUCTURE

We have historically had separate individuals serving as Chairman of the Board and as President and Chief Executive Officer. However, in connection with the appointment of Mr. Ward to serve as our President and Chief Executive Officer in August 2016, the Board gave thoughtful and rigorous consideration to its governance structure and determined that, at this time, having the same individual serve as the President and Chief Executive Officer and as the Chairman of the Board best serves the interests of the Company and our stockholders. The Board believes that Mr. Ward’s extensive knowledge of, and experience in, the medical device industry will allow him to provide focused, long-term leadership and direction for the Board and executive management. As the President and Chief Executive Officer, Mr. Ward is additionally responsible for setting the strategic direction of the Company and managing the day-to-day leadership and performance of the Company. The combined roles provide clear accountability on both short- and long-term goals and a single focus for the Company’s long-term growth.

Additionally, because we believe independent directors and management have different perspectives and roles in strategy development, the Board appointed Mr. Brown as Lead Independent Director, with the following responsibilities:

•	chair all executive sessions of independent directors and any Board meetings where the Chairman/CEO is not present;

•	provide feedback from executive sessions of the independent directors to the Chairman/CEO;

•	call meetings of the independent directors when necessary;

•	act as liaison between the independent directors and the Chairman/CEO;

•	work with the Chairman to develop agendas for the Board and committee meetings;

•	respond directly to stockholder and other stakeholder questions and comments that are directed to the Lead Independent Director or to the independent directors as a group, when appropriate;

•	be available for consultation and direct communication with major stockholders, if they request;

•	retain consultants and advisors that report directly to the Board; and

•	perform such other duties as the Board may from time to time delegate.

The Lead Independent Director promotes active participation of the independent directors and strengthens the role of the Board in fulfilling its oversight responsibility and fiduciary duties to our stockholders.

OVERSIGHT OF RISK MANAGEMENT

The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each, and the Board receives regular reports from members of senior management on areas of material risk to the Company, including operational, financial, legal, regulatory, strategic and reputational risks. The Human Resources and Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements, and, in fiscal 2017, performed a risk assessment of the Company’s compensation programs and confirmed that the Company does not appear to have compensation programs that would encourage excessive risk-taking. The Audit, Risk Management and Finance Committee oversees our disclosure and internal controls and regularly assesses financial and accounting processes, and reviews and assesses the Company’s major enterprise, financial condition and operational risks. As a part of this responsibility, the Audit, Risk Management and Finance Committee oversees our compliance program. The Governance/Nominating Committee manages risks associated with the independence of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks and has overall risk management oversight responsibility.

CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted the Cardiovascular Systems, Inc. Code of Ethics and Business Conduct, which applies to all officers, directors and employees and was last amended on July 26, 2016. We intend to maintain the highest standards of ethical business practices and compliance with all laws and regulations applicable to our business. The Code of Ethics and Business Conduct, as amended, is available on our website at http://www.csi360.com in the “Investors” section. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our Code of Ethics and Business Conduct by either posting such information on our website at the web address and location specified above or filing a Form 8-K.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholders may communicate directly with the Board. All communications should be directed to the Company’s Secretary at the address below and should prominently indicate on the outside of the envelope that it is intended for the Board or for non-management directors, and the Company’s Secretary will forward the communications to all specified directors. If no director is specified, the communication will be forwarded to the entire Board. Stockholder communications to the Board should be sent to:

Cardiovascular Systems, Inc. Board of Directors
Attention: Secretary
1225 Old Highway 8 NW
St. Paul, MN 55112

DIRECTOR ATTENDANCE AT ANNUAL MEETINGS OF STOCKHOLDERS

Directors’ attendance at annual meetings of our stockholders can provide stockholders with an opportunity to communicate with directors about issues affecting the Company. We encourage, but do not require, our directors and nominees for director to attend annual meetings of stockholders. All of our then-current directors attended our last annual meeting of stockholders, held on November 16, 2016.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met nine times during the fiscal year ended June 30, 2017. All directors attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served and that were held during the period for which they were directors or committee members. In addition, the directors often communicate informally to discuss the affairs of the Company and, when appropriate, take formal action by written consent, in accordance with the Company’s charter and bylaws and Delaware law.

INFORMATION REGARDING COMMITTEES OF THE BOARD OF DIRECTORS

During the fiscal year ended June 30, 2017, the Board maintained three standing committees: the Audit, Risk Management and Finance Committee; the Human Resources and Compensation Committee; and the Governance/Nominating Committee. The following table provides current committee membership and meeting information for fiscal 2017 for each of the committees of the Board in existence through June 30, 2017:

Name	Audit, Risk Management and Finance Committee		Human Resources and Compensation Committee		Governance/ Nominating Committee
Martha Goldberg Aronson	X		X
Scott Bartos	X				X
Brent G. Blackey	X	*
Edward Brown			X	*
William E. Cohn, M.D.					X
Augustine Lawlor			X		X	*

Total meetings in fiscal 2017	7		6		5

*	Committee Chairperson

Below is a description of each committee of the Board as such committees are presently constituted. The Board has determined that each current member of each committee meets the applicable SEC and Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his individual exercise of independent judgment with regard to the Company.

Audit, Risk Management and Finance Committee

The Audit, Risk Management and Finance Committee of the Board (the “Audit Committee”) was established by the Board in accordance with Section 3(a)(58)(A) of the Exchange Act to oversee the Company’s corporate accounting and financial reporting processes and audits of its financial statements. The Audit Committee is composed of Brent G. Blackey, Chair, Martha Goldberg Aronson and Scott Bartos. Augustine Lawlor was a member until his appointment as Chair of the Governance/Nominating Committee on February 20, 2017. The Board has adopted an Audit, Risk Management and Finance Committee Charter, which was last amended on July 26, 2017 and is available on our website at http://www.csi360.com in the “Investors” section. The functions of the Audit Committee include, among other things:

•	serving as an independent and objective party to monitor the Company’s financial reporting process and internal control system;

•
coordinating, reviewing and appraising the audit efforts of the Company’s independent auditors and management and the internal auditing or similar department or persons performing the functions of such department (to the extent the Company has such a department);

•
communicating directly with the independent auditors, the financial and senior management, the internal auditing department, and the Board regarding the matters related to the committee’s responsibilities and duties;

•
monitoring, overseeing and reviewing the Company’s risk management and ethical and legal compliance and exercising principal oversight responsibility with respect to certain of the Company’s material financial matters;

•
reviewing and overseeing the performance of our Compliance Officer and Compliance Committee and management’s implementation of our compliance program, monitoring our compliance with the Corporate Integrity Agreement we entered into with the Office of the Inspector General of the U.S. Department of Health and Human Services, and fulfilling any obligations imposed on the Audit Committee under the Corporate Integrity Agreement; and

•
reviewing and making recommendations to the Board regarding the financial policies of the Company, the Company’s capital structure and the Company’s current and anticipated financial requirements, and overseeing management of the financial affairs of the Company.

Our independent registered public accounting firm, legal counsel and management periodically meet privately with our Audit Committee.

Each Audit Committee member is a non-employee director of our Board. The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis and has determined that all current members of the Company’s Audit Committee are independent (as independence is currently defined in Rule  5605(a)(2) of the Nasdaq listing standards and Rule 10A-3(b)(1) under the Exchange Act).

Audit Committee Financial Expert

The Board has determined that Mr. Blackey is the “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K, as amended. As noted above, Mr. Blackey is independent within the meaning of Nasdaq’s listing standards. A description of Mr. Blackey’s experience is set forth above under “Directors Continuing In Office Until The Fiscal 2019 Annual Meeting.” The designation of Mr. Blackey as the audit committee financial expert does not impose on Mr. Blackey any duties, obligations or liability that are greater than the duties, obligations and liability imposed on Mr. Blackey as a member of the Audit Committee and the Board in the absence of such designation or identification.

Report of the Audit Committee of the Board of Directors

In accordance with its written charter, the Audit Committee assists the Board with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of the Company. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:

(1)  reviewed and discussed the audited financial statements with management and the independent auditors;
(2)  discussed with the independent auditors the material required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), with and without management present; and
(3)  received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, as filed with the Securities and Exchange Commission.

Brent G. Blackey, Chair
Martha Goldberg Aronson
Scott Bartos

Human Resources and Compensation Committee

Our Human Resources and Compensation Committee (the “Compensation Committee”) consists of three directors: Edward Brown, Chair, Augustine Lawlor and Martha Goldberg Aronson. Leslie L. Trigg was a member until her resignation on February 21, 2017. All members of the Company’s Compensation Committee were appointed by the Board, and consist entirely of directors who are “outside directors” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, and “independent,” as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards.

The Board has adopted a Human Resources and Compensation Committee Charter, which was last amended on November 16, 2016 and is available on our website at http://www.csi360.com in the “Investors” section. The functions of the Compensation Committee include, among other things:

•	setting annual base compensation and approving incentive compensation for all of our executive officers, other than the CEO;

•
reviewing corporate goals and objectives relevant to CEO compensation, the CEO’s performance in light of those goals and objectives, and recommending to the independent directors of the Board the CEO’s compensation;

•
oversight responsibility for the Company’s equity incentive plans and the incentive compensation plans for our executive officers, including the delegation of routine or ministerial activities to management;

•
reviewing and approving employment agreements and severance agreements for our executive officers, except for the CEO, which is subject to input from the Board when appropriate, including change in control provisions, plans or agreements;

•	reviewing director compensation and recommending appropriate adjustments for submission for approval to the Board;

•
reviewing the Company’s processes to recruit, retain and develop management resources, including its executive personnel appraisal, development and selection processes, with a focus on the Company’s commitment to diversity;

•
reviewing and discussing with management the Compensation Discussion and Analysis and other executive compensation-related disclosures required by the SEC to be included in the Company’s annual Form 10-K and annual proxy statement and recommending to the Board whether the Compensation Discussion and Analysis should be included in the Company’s annual Form 10-K and annual proxy statement;

•
review and discuss the Company’s incentive compensation and other compensation arrangements to determine whether they encourage excessive risk-taking and the relationship between risk management policies and practices and compensation, and evaluate any changes to or additional compensation policies and practices that could mitigate any such risk; and

•	overseeing the preparation and authorizing the filing of the Human Resources and Compensation Committee Report required to be included in the annual proxy statement.

During fiscal 2017, the Compensation Committee retained Willis Towers Watson to provide independent executive compensation consulting services. Willis Towers Watson helped the Compensation Committee determine competitive compensation levels for our executive officers, including base salary, incentive compensation, stock options and restricted stock awards. Specifically, Willis Towers Watson provided competitive compensation data from comparable publicly-held healthcare equipment, research and development focused, or direct sales force companies, as well as incentive design observations. In fiscal 2017, Willis Towers Watson also provided limited consulting services to the Company’s human resources department in connection with its organizational review process.

Willis Towers Watson meets the independence standards specified by the SEC.

Our Chief Executive Officer may not be present during any Compensation Committee or Board voting or deliberations with respect to his compensation. Our Chief Executive Officer may, however, be present during any other voting or deliberations regarding compensation of our other executive officers, but may not vote on such items of business. In fiscal 2017, the Compensation Committee met without the Chief Executive Officer present to review and determine the compensation of the Chief Executive Officer, with input from him and the Compensation Committee’s third-party compensation consultant on his annual salary, equity award compensation and cash incentive compensation for the year. For all other executive officers in fiscal 2017, the Compensation Committee met with the Chief Executive Officer to consider and determine executive compensation, based on recommendations by the Chief Executive Officer and the Compensation Committee’s third-party compensation consultant.

Compensation Committee Interlocks and Insider Participation

As indicated above, the Compensation Committee consists of Messrs. Brown and Lawlor and Ms. Aronson. No member of the Compensation Committee has ever been an executive officer or employee of ours. None of our officers currently serves, or has served during the last completed year, on the Compensation Committee or the Board of Directors of any other entity that has one or more officers serving as a member of the Board or the Compensation Committee.

Governance/Nominating Committee

Our Governance/Nominating Committee consists of three directors: Augustine Lawlor, Chair, William E. Cohn and Scott Bartos. Leslie L. Trigg was Chair until February 2017. All members of the Company’s Governance/Nominating Committee are “outside directors” for purposes of Section 162(m) of the Code, “non-employee directors” for purposes of Rule 16b-3 under the Exchange Act, and “independent,” as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards.

The Board has adopted a Governance/Nominating Committee Charter, which was last amended on November 12, 2014, and is available on our website at http://www.csi360.com in the “Investors” section. The functions of the Governance/Nominating Committee include, among other things:

•	developing, reviewing and revising as appropriate, for adoption by the Board, the Principles of Corporate Governance by which the Company and the Board will be governed;

•
developing and recommending to the Board policies and processes designed to provide for effective and efficient governance, including, but not limited to: policies for evaluation of the Board and the chairperson; the director nomination process, including Board membership criteria, minimum qualifications for directors, and stockholder nomination of directors; stockholder-director communications; stockholder communication regarding stockholder proposals; director attendance at annual meetings; and succession planning for the Board chairperson and other Board leaders;

•
annually reviewing the composition of the Board against a matrix of skills and characteristics focused on the governance and business needs and requirements of the Company, and reporting to the Board regarding suggested changes in Board composition that will guide the committee in the selection, recruitment and recommendation of directors;

•	meeting as necessary to consider the nomination and screening of Board member candidates and evaluating the performance of the Board and its members; and

•	overseeing organization, membership and evaluation of Board committees and committee members, and making appropriate recommendations to the Board with respect to such matters.

The Governance/Nominating Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Governance/Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, the Governance/Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability. The Governance/Nominating Committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the Board. In the case of incumbent directors whose terms of office are set to expire, the Governance/Nominating Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, the Governance/Nominating Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Governance/Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Governance/Nominating Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee by majority vote.

The Governance/Nominating Committee will consider director candidates recommended by stockholders. The Governance/Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. To nominate a director for the fiscal 2018 Annual Meeting, stockholders must submit such nomination in writing to our Secretary at 1225 Old Highway 8 NW, St. Paul, Minnesota 55112 not later than the close of business on August 17, 2018, nor earlier than the close of business on July 18, 2018; provided, however, that in the event that the date of the fiscal 2018 annual meeting changes more than 30 days from November 15, 2018, the written proposal must be delivered not earlier than the close of business on the 120th day prior to the date of the fiscal 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of the fiscal 2018 Annual Meeting is first made by the Company. You are advised to review the Company’s Bylaws for requirements relating to director nominees.

VOTE REQUIRED

The Board recommends that you vote “FOR” the election of each of the nominees to the Board set forth in this Proposal 1. The election of the nominees requires a majority of the votes cast by the shares present in person or represented by proxy and entitled to vote on the election of directors at the Annual Meeting at which a quorum is present.

PROPOSAL 2
APPROVAL OF THE 2017 EQUITY INCENTIVE PLAN

Background

On August 23, 2017, the Board of Directors adopted, subject to stockholder approval, the 2017 Equity Incentive Plan (the “2017 Plan”). A copy of the 2017 Plan is attached as Appendix A to this proxy statement. The following summary of the material terms of the 2017 Plan is qualified in its entirety by reference to the full text of the 2017 Plan.

The purpose of the 2017 Plan is to aid us in attracting, retaining, motivating and rewarding our key employees to whom our successful operations and strong performance are tied, and to promote the creation of long-term value for stockholders by closely aligning the interests of participants with those of our stockholders. The Compensation Committee believes that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to their performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2017 Plan allows for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

Equity Compensation Plan Information

In addition to the 2017 Plan, the Company also maintains the 2014 Equity Incentive plan (the “2014 Plan”). However, if the 2017 Plan is approved by our stockholders, no additional equity awards will be granted under the 2014 Plan. The Company also maintains two other terminated equity plans, the 2003 Stock Option Plan (the “2003 Plan”) and the 2007 Equity Incentive Plan (the “2007 Plan”).

As of September 18, 2017, with respect to the 2014 Plan, 2007 Plan and 2003 Plan taken together, there were:

•	39,381 shares of common stock subject to outstanding stock options with a weighted-average exercise price of $10.22 and a weighted-average remaining term of 1.4 years;

•	1,065,190 shares of restricted stock subject to forfeiture; and

•	335,869 restricted stock units outstanding.

As of the date of this proxy statement, no equity awards have been granted under the 2017 Plan. Assuming the 2017 Plan is approved by our stockholders, there will be 2,550,000 shares available for future grants under the 2017 Plan. As of the date of this proxy statement, we had a total of 33,085,202 shares of common stock issued and outstanding.

If the 2017 Plan is not approved by our stockholders, we will continue to make grants under the 2014 Plan. We expect that the remaining shares available under the 2014 Plan will not be sufficient to meet our anticipated equity grant needs for the next 12 months.

The following table indicates the awards granted by us under the 2014 Plan and stock option activity for each of our last three completed fiscal years:

	June 30, 2017	June 30, 2016	June 30, 2015
Options Granted	—	—	—
Options Forfeited or Expired	9,381	5,176	—
Options Exercised	519,297	87,817	222,937
Restricted Stock Granted	595,172	835,433	514,296
Restricted Stock Forfeited	431,493	283,390	119,081
Restricted Stock Vested	316,195	589,677	676,295
Restricted Stock Units Granted	54,064	47,586	41,172
Restricted Stock Units Forfeited	2,974	—	—
Restricted Stock Units Converted to Common Stock	6,476	5,713	74,360
Weighted-Average Common Shares Outstanding for Year	32,373,709	32,537,621	31,547,711

The following table presents the issued but unexercised stock options issued by us as of the end of the fiscal years indicated:

	Shares Subject to Outstanding Stock Options	Weighted Avg. Exercise Price	Weighted Avg. Remaining Term
June 30, 2015	699,872	$10.32	2.2 years
June 30, 2016	606,879	$10.14	1.3 years
June 30, 2017	78,201	$9.07	0.7 years

As of June 30, 2017, 2016 and 2015, there were 805,168, 957,684, and 995,318 shares of restricted stock subject to forfeiture, respectively, and 343,456, 301,842, and 262,943 restricted stock units outstanding, respectively.

Burn Rate

In granting equity awards, we review annual equity usage and assess our historical use of shares. Our annual burn rate, net of forfeitures, was approximately 0.63% of weighted shares outstanding for the year ended June 30, 2017. Our average annual burn rate, net of forfeitures, for the three-year period ended June 30, 2017 was approximately 1.27% of weighted shares outstanding.

Administration

The 2017 Plan will be administered by the Board of Directors or a committee of the Board consisting of at least one non-employee director. However, if required for compliance with Rule 16b-3 under the Exchange Act or Section 162(m) of the Internal Revenue Code, any such committee shall consist of two or more directors, all of whom shall be a “non-employee director.” The Board of Directors of the Company has delegated the administration of the 2017 Plan to the Compensation Committee. The Board and the Compensation Committee are collectively referred to in the 2017 Plan as the “Administrator.”

The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the 2017 Plan. The Administrator may, by resolution, authorize a special committee consisting of one or more directors who are also officers of the Company to do one or both of the following on the same basis as the Administrator: (i) designate employees to be recipients of awards under the 2017 Plan and (ii) determine the size and other terms of any such awards; provided, however, that the Administrator may not delegate such responsibilities to any such special committee for awards granted to an employee who is an officer or director of the Company or the beneficial owner of more than 10% of the Company’s common stock; the resolution providing such authorization sets forth the total number of awards such special committee may grant; and the special committee must report periodically to the Administrator regarding the nature and scope of the awards granted pursuant to the authority delegated.

Except as otherwise provided in the 2017 Plan, the Administrator will have all of the powers vested in it under the provisions of the 2017 Plan, including, but not limited to, exclusive authority to determine, in its sole discretion, whether an award will be granted; the individuals to whom, and the time or times at which, awards will be granted; the number of shares subject to each award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator will have full power and authority to administer and interpret the 2017 Plan, to make and amend rules, regulations and guidelines for administering the 2017 Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any award (to the extent the amended terms would be permitted by the 2017 Plan and provided that no such revision or amendment, except as is authorized in Section 15 of the 2017 Plan may impair the terms and conditions of any award that is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the 2017 Plan (including to correct any defect, omission or inconsistency in the 2017 Plan or any Agreement, to the extent permitted by law and the 2017 Plan). The Administrator’s interpretation of the 2017 Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it under the 2017 Plan will be conclusive and binding on all parties concerned.

Eligibility

Any employee, director or consultant may participate in the 2017 Plan; provided, however, that only employees are eligible to receive Incentive Stock Options. As of the date of this proxy statement, approximately 614 employees, 6 non-employee directors, and no consultants are eligible to participate in the 2017 Plan.

Shares Available for Awards

The 2017 Plan, if approved, will authorize the issuance of up to 2,550,000 shares of common stock, plus any shares that were subject to outstanding awards under the 2014 Plan, as of the effective date of the 2017 Incentive Plan, that are subsequently cancelled, terminate unearned, expire, are forfeited, lapse for any reason or are settled in cash without the delivery of shares. If the 2017 Incentive Plan is approved, no additional awards will be granted under the 2014 Plan, which is the only incentive plan under which incentive awards are currently granted. The maximum number of shares of common stock that may be issued through incentive stock options will be 2,550,000.

The following shares of common stock will not reduce the share authorization and will continue to be reserved and available for awards granted pursuant to the 2017 Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of common stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of common stock subject to a stock appreciation right will reduce the share authorization, whether such stock appreciation right is settled in cash or shares of common stock. Any shares of common stock withheld to satisfy tax withholding obligations on an award, shares of common stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the share authorization. The 2017 Plan expressly prohibits the Company from “recycling” of shares by adding back to the number of shares authorized for issuance under the 2017 Plan shares repurchased by the Company using stock option exercise proceeds.

No person may be granted options or stock appreciation rights under the 2017 Plan for more than 500,000 shares of common stock in any fiscal year, and no person may be granted restricted stock awards, restricted stock unit awards or performance awards under the 2017 Plan for more than 300,000 shares of common stock in any fiscal year. In addition, no person may be granted share-based performance awards in any fiscal year covering more than 300,000 shares or cash-based performance awards in any fiscal covering more than of $5,000,000. Further, the maximum value of all awards granted under the 2017 Plan in any one fiscal year to any “non-employee director” will be, in the aggregate, $500,000.

The Administrator will adjust the number of shares and share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2017 Plan. Any adjustment determination made by the Administrator will be final, binding and conclusive.

Type of Awards and Terms and Conditions

The 2017 Plan provides that the Administrator may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Administrator may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options;

•	stock appreciation rights (“SARs”);

•	restricted stock;

•	restricted stock units;

•	performance awards; and

•	other stock-based awards.

The amount and timing of awards granted under the 2017 Plan are determined in the sole discretion of the Administrator and therefore cannot be determined in advance. Future awards that would be received under the 2017 Plan by directors, executive officers and other employees are discretionary and are therefore not determinable at this time.

Minimum Vesting. The 2017 Plan requires that all equity awards be subject to a minimum one year vesting period, except that awards relating to not more than 5% of the total shares authorized under the 2017 Plan may contain terms that do not meet this minimum vesting period.

Options.  Options may either be incentive stock options, which are specifically designated as such for purposes of compliance with Section 422 of the Internal Revenue Code, or non-qualified stock options. Options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of ISOs and the maximum value of ISOs that may vest in one year. The exercise price of each share subject to an ISO will be equal to or greater than the fair market value of a share on the date of the grant of the ISO, except in the case of an ISO grant to a stockholder who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or any subsidiary, the exercise price will be equal to or greater than 110% of the fair market value of a share on the grant date. Non-qualified stock options vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of non-qualified stock options. The exercise price of each share subject to a non-qualified stock option will be determined by the Administrator at the time of grant but must be equal to or greater than the fair market value of a share on the date of grant.

Restricted Stock Awards.  Restricted stock awards consist of shares granted to a participant that are subject to one or more risks of forfeiture. Restricted stock awards may be subject to risk of forfeiture based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Restricted Stock Units.  Restricted stock units consist of a right to receive shares (or cash, in the Administrator’s discretion) on one or more vesting dates in the future. The vesting dates may be based on the passage of time or the satisfaction of other criteria, such as continued employment or Company performance.

Performance Awards.  Performance awards, which may be denominated in cash or shares, are earned upon achievement of performance objectives during a performance period established by the Administrator.

Stock Appreciation Rights.  A stock appreciation right may be granted independent of or in tandem with a previously or contemporaneously granted stock option, as determined by the Administrator. Generally, upon exercise of a stock appreciation right, the recipient will receive cash, shares of Company stock, or a combination of cash and stock, with a value equal to the excess of: (i) the fair market value of a specified number of shares of Company stock on the date of the exercise, over (ii) a specified exercise price. Stock appreciation rights vest as determined by the Administrator, subject to applicable performance objectives and statutory limitations regarding the maximum term of stock appreciation rights.

Performance-Based Compensation.  For any of the above awards that are intended to qualify as “Performance-Based Compensation” under Section 162(m) of the Internal Revenue Code, the performance objectives will be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the common stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, and (xx) operational targets including without limitation milestones in clinical trials, research and development, regulatory approvals, new product commercialization and new market expansion. These performance objectives may be used to measure the performance of the Company as a whole or the performance of any business unit or any combination thereof as the Administrator may determine, or any of the specified performance objectives may be compared to the performance of a group of competitor or peer companies, as the Administrator may determine. Further, the Administrator may also determine performance objectives on a GAAP or non-GAAP basis.

Rights as Stockholders. Recipients of restricted stock awards will have the right to vote such shares upon their issuance, even if prior to the date when such shares have vested or all risks of forfeiture have lapsed. Otherwise, recipients of equity awards authorized under the 2017 Plan are not generally entitled to any rights as stockholders with respect to any shares covered by the award until the date of issuance of the underlying shares of common stock (in the case of stock options, SARs, restricted stock units and performance awards) or the date that the risks of forfeiture related to such shares has lapsed (in the case of restricted stock awards). Further, the 2017 Plan expressly provides that a recipient is not entitled to receive any dividends or dividend equivalents attributable to the underlying shares of common stock prior to the time that both the underlying shares of common stock have been issued and have vested (in the case of stock options, SARs and performance awards) or are no longer subject to risk of forfeiture (in the case of restricted stock awards). All rights to any dividends or dividend equivalents payable with respect to shares of common stock covered by an award that are forfeited will also be forfeited.

Plan Amendments

The Board may from time to time, insofar as permitted by law, suspend or discontinue the 2017 Plan or revise or amend it in any respect. However, except to the extent required by applicable law or regulation or as except as provided under the 2017 Plan itself, the Board may not, without stockholder approval, revise or amend the 2017 Plan to (i) materially increase the number of shares subject to the 2017 Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the 2017 Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Internal Revenue Code Section 422. Further, without stockholder approval, the terms of any outstanding Award may not be amended to reduce the exercise price of any outstanding stock option or SAR or cancel any outstanding stock option or SAR in exchange for cash, other awards or stock options or SARs with an exercise price that is less than the exercise price of the original stock option or SAR.

Term

The Administrator may grant awards pursuant to the 2017 Plan until it is discontinued or terminated. However, ISOs may only be granted prior to the tenth anniversary of the date our stockholders approve the 2017 Plan.

Change of Control

Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the 2017 Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2017 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the 2017 Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Payment

Upon exercise of an option granted under the 2017 Plan, and as permitted in the Administrator’s discretion, the option holder may pay the exercise price in cash (or cash equivalent), by surrendering previously-acquired unencumbered shares of Company common stock, by withholding shares of Company common stock from the number of shares that would otherwise be issuable upon exercise of the option (e.g., a net share settlement), through broker-assisted cashless exercise (if compliant with applicable securities laws and any insider trading policies of the Company), another form of payment authorized by the Administrator, or a combination of any of the foregoing. If the exercise price is paid, in whole or in part, with Company common stock, the then-current fair market value of the stock delivered or withheld will be used to calculate the number of shares required to be delivered or withheld.

Transfer Restrictions

Unless permitted by law and expressly permitted by the 2017 Plan or underlying award agreement, no award will be transferable, other than by will or by the laws of descent and distribution. The Administrator may permit a recipient of a non-qualified stock option to transfer the award by gift to his or her “immediate family” or to certain trusts or partnerships (as defined and permitted by applicable federal securities law).

Recoupment Policy

Subject to the terms and conditions of the 2017 Plan, the Administrator may provide that any participant and/or any award, including any shares of common stock subject to an award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy that may be maintained by the Company from time to time.

Federal Income Tax Matters

Stock Options. Under present law, an optionee will not recognize any taxable income on the date a non-qualified stock option is granted pursuant to the 2017 Plan. Upon exercise of the option, however, the optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which non-qualified stock options are exercised equal to the amount of ordinary income recognized by those optionees exercising options, and must comply with applicable tax withholding requirements.

ISOs granted under the 2017 Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an optionee recognizes no compensation that is taxable as ordinary income when the option is granted. Further, the optionee generally will not recognize any compensation that is taxable as ordinary income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company generally is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. Certain other favorable tax consequences may be available to the optionee if he or she does not dispose of the shares acquired upon the exercise of an incentive stock option for a period of two years from the granting of the option and one year from the receipt of the shares. However, if following the exercise of an ISO, the optionee sells the ISO shares or otherwise makes a “disqualifying disposition” (as such term is defined in the Internal Revenue Code) prior to such one or two-year periods, then the optionee will recognize ordinary income in the year of such transfer based upon the difference between the exercise price and the fair market value of the shares at the time of exercise, and the Company will be entitled to an income tax deduction in the amount of such ordinary income.

Restricted Stock Awards. Generally, no income is taxable to the recipient of a restricted stock award in the year that the award is granted. Instead, the recipient will recognize compensation taxable as ordinary income equal to the fair market value of the shares in the year in which the risks of forfeiture restrictions lapse. Alternatively, if a recipient makes an election under Section 83(b) of the Internal Revenue Code, the recipient will, in the year that the restricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Restricted Stock Units. A recipient of restricted stock units will generally recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares (or the amount of cash) distributed to settle the restricted stock units on the settlement date(s). The Company normally will receive a corresponding deduction at the time of settlement, equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Performance Awards. A recipient of performance awards will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received, as the case may be, in the year that the recipient receives payment. The Company normally will receive a deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Stock Appreciation Rights. Generally, a recipient of a stock appreciation right will recognize compensation taxable as ordinary income equal to the value of the shares of Company common stock or the cash received in the year that the stock appreciation right is exercised. The Company normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Section 409A of the Internal Revenue Code. Depending in part on particular award terms and conditions, certain awards under the 2017 Plan may be considered non-qualified deferred compensation subject to the requirements of Section 409A of the Internal Revenue Code. If the terms of such awards do not meet the requirements of Section 409A, the violation of Section 409A may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) of the Internal Revenue Code. Section 162(m) generally limits the corporate tax deduction for compensation paid to specified executive officers that is not “performance-based” to $1,000,000 per executive officer per year. “Performance based” compensation meeting certain requirements is not counted against the $1,000,000 limit and generally remains fully deductible for tax purposes. One of the requirements for compensation to be considered performance-based under the tax laws is that the Company must obtain stockholder approval every five years of the material terms of performance goals for such compensation. In accordance with Internal Revenue Service rules, the material terms that the stockholders approve constitute the framework for the Company to establish programs and awards under which compensation provided by the Company can qualify as “performance based” compensation for purposes of the tax laws. Stockholder approval of the general performance goals specified in the 2017 Plan and the maximum amounts that may be awarded under the 2017 Plan, even without stockholder approval of specific targeted levels of performance, will qualify the incentive awards under the 2017 Plan as “performance based” compensation. We anticipate that stockholder approval of the 2017 Plan will allow tax deductibility of performance based awards granted under the 2017 Plan for the next five years, at which point Section 162(m) will require further stockholder approval of these goals.

The foregoing is only a summary of the effect of U.S. federal income taxation with respect to the grant and exercise of awards under the 2017 Plan. It does not purport to be complete, and does not discuss the tax consequences of an individual’s death or the provisions of the income tax laws of any municipality, state or foreign country in which any eligible individual may reside.

Other Information

Other than as a result of their right to participate in the 2017 Plan, no person who was a director or executive officer of the Company in the year ended June 30, 2017 or who is a nominee for director at the Annual Meeting, or any associate of theirs, has any substantial interest in this proposal.

VOTE REQUIRED

The Board recommends that you vote “FOR” the approval of the 2017 Plan. Approval of the 2017 Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROPOSAL 3
RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018, and the Board has directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP also served as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2017 and has been the Company’s independent registered public accounting firm since February 25, 2009. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

The Audit Committee is directly responsible for the appointment, compensation (including the negotiations therefor), retention and oversight of PricewaterhouseCoopers LLP. The Audit Committee and its Chair are directly involved in the selection of the lead engagement partner of PricewaterhouseCoopers LLP when there is a required rotation. While the Audit Committee periodically considers whether there should be a regular rotation of the Company’s independent auditors, members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm is in the best interests of the Company and its stockholders.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, the selection of PricewaterhouseCoopers LLP is being submitted to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP. Abstentions will have the same effect as negative votes.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

In connection with the audit of the fiscal 2017 financial statements, the Company entered into an engagement agreement with PricewaterhouseCoopers LLP that sets forth the terms by which PricewaterhouseCoopers LLP will perform audit services for the Company.

The following table represents aggregate fees for the fiscal years ended June 30, 2017, and June 30, 2016, by PricewaterhouseCoopers LLP. All fees described below were approved by the Audit Committee.

	2017	2016
Audit Fees(1)	$457,852	$448,623
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees(2)	1,800	1,800
	$459,652	$450,423

(1)
Audit Fees were principally for services rendered for the audit and/or review of our consolidated financial statements. Audit fees also include fees for services rendered in connection with the filing of registration statements and other documents with the SEC, the issuance of accountant consents and comfort letters.

(2)	All Other Fees consist of fees billed in the indicated year for other permissible work performed by PricewaterhouseCoopers LLP that is not included within the above category descriptions.

PRE-APPROVAL POLICIES AND PROCEDURES

Pursuant to its written charter, the Audit Committee is required to pre-approve the audit and non-audit services performed by our independent auditors. The Audit Committee may not approve non-audit services prohibited by applicable regulations of the Securities and Exchange Commission if such services are to be provided contemporaneously while serving as independent auditors. The Audit Committee has delegated authority to the Chairman of the Audit Committee to approve the commencement of permissible non-audit related services to be performed by the independent auditors and the fees payable for such services, provided that the full Audit Committee subsequently ratifies and approves all such services. For fiscal 2017, all audit and non-audit services performed by our independent auditors were pre-approved in accordance with such pre-approval policies. The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP is compatible with maintaining the principal accountant’s independence.

VOTE REQUIRED

The Board recommends that you vote “FOR” the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. Ratification of the selection of PricewaterhouseCoopers LLP requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis describes the material elements of compensation awarded to each of the following executive officers (the “Named Executive Officers”) for fiscal 2017:

• Scott R. Ward	Chairman, President and Chief Executive Officer
• Laurence L. Betterley	Chief Financial Officer
• Kevin J. Kenny	Chief Operating Officer
• Laura Gillund	Chief Talent Officer
• Paul Koehn	Senior Vice President of Manufacturing and Operations

Executive Summary

Fiscal 2017 was a strong year of financial performance and included several key strategic milestones:

•	Revenue increased 15% to $204.9 million. Peripheral revenue grew 11% to $153.7 million. Coronary revenue grew 31% to $51.2 million.

•	Operating expenses decreased $31.8 million, or 16%, to $167.0 million, reflecting both our fiscal 2016 expense reduction (which included one-time charges) and ongoing expense management.

•	Revenue growth, combined with higher gross margin and lower operating expenses resulted in a positive $12.9 million of adjusted EBITDA, an improvement of $52.1 million compared to fiscal 2016.

•
Cash position improved $47.3 million to $107.9 million due to $21.0 million in proceeds from the sale leaseback of our headquarters facility, the receipt of $10.0 million from Medikit Co., Ltd. for the exclusive distribution of our orbital atherectomy systems in Japan, and other positive cash flows.

•
We continued to make progress towards our first international expansion. In November 2016, we signed an exclusive distribution agreement with Medikit Co., Ltd. to sell our orbital atherectomy systems in Japan. In March 2017, Japan’s Ministry of Health, Labor and Welfare approved the Diamondback 360 Coronary OAS Micro Crown as a frontline treatment for de novo severely calcified lesions and to facilitate access to the arteries for percutaneous coronary interventions thereafter.

•
In March 2017, we enrolled the first patient in our ECLIPSE clinical trial. ECLIPSE is a prospective, multi-center, randomized clinical trial of approximately 2,000 subjects with severely calcified coronary lesions in the United States.

As a result of strong financial results, our executive compensation program provided payouts that were in excess of the target levels of compensation that were established at the beginning of the year, resulting in a payout of 168% of target.

We believe our compensation programs appropriately rewarded our executive team for the Company’s performance in fiscal 2017. The Compensation Committee believes that the most effective compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company and that aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value. The Compensation Committee evaluates both performance and compensation to ensure that we maintain our ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly situated executives of our peer companies. Accordingly, the Compensation Committee believes executive compensation packages that we provide to our executives should include both cash and stock-based compensation that reward performance as measured against established goals.

Say on Pay Results and Stockholder Engagement

At our Annual Meeting held November 16, 2016, our stockholders had the opportunity to cast a non-binding advisory vote on our executive compensation. Approximately 95% of the shares voted at the meeting approved our executive compensation. The Compensation Committee welcomed this feedback and intends to continue its practice of linking Company performance with executive compensation decisions. In addition to this vote result, the Compensation Committee and management gather direct input and feedback from our stockholders. We will continue to engage in discussions with stockholders who seek to provide input on executive compensation matters. We appreciate and consider all feedback and strive to provide clear and understandable information about our compensation design and performance measures.

Overview of Compensation and Process

The Compensation Committee worked with management and with Willis Towers Watson to design the executive compensation programs for fiscal 2017, following the belief that compensation should reflect the value created for the stockholders while furthering the company’s strategic goals. In doing so, we instituted our compensation programs to achieve the following goals:

•	align the interests of management with those of stockholders;

•	provide fair and competitive compensation;

•	integrate compensation with our business plans;

•	reward both business and individual performance; and

•	attract and retain key executives that are critical to our success.

These objectives emphasize pay for performance by providing an incentive opportunity for performance at or above plan, and for threshold performance below plan but at a level determined by the Compensation Committee to merit rewarding. The compensation package for each executive officer is comprised of three elements: (i) base salary that reflects individual performance and is designed primarily to be competitive with salary levels in the industry; (ii) annual incentive contingent upon specific corporate revenue and adjusted EBITDA goals; and (iii) long-term, stock-based incentive awards that strengthen the alignment of interests between the executive officers and our stockholders.

Our Compensation Committee, in consultation with its independent compensation consultant, administers our compensation program for the Named Executive Officers. The Compensation Committee regularly invites a representative of its independent compensation consultant to participate in Compensation Committee meetings and seeks the consultant’s views regarding various compensation related issues. In connection with the annual review of executive officer and director compensation, at the request of the Compensation Committee, the compensation consultant provides the Committee with data regarding the compensation paid to executive officers and directors of companies deemed to be comparable to us (the “Compensation Peer Group”).

In establishing relevant peers that are similar to us, the Compensation Committee considered several factors, namely: healthcare equipment industry with an emphasis on research and development, companies with similar financial scope (e.g., revenue, EBITDA and market capitalization), and companies with a significant sales force. The Compensation Committee believes that the companies listed below generally meet some or all of these criteria.

For fiscal 2017, the Compensation Peer Group consisted of the following companies:

Accuray Incorporated	Endologix, Inc.	Nxstage Medical, Inc.
ABIOMED, Inc.	Fluidigm Corporation	Penumbra, Inc.
AngioDynamics Inc.	Insulet Corporation	SeaSpine Holdings Corporation
AtriCure, Inc.	K2M Group Holdings, Inc.	The Spectranetics Corporation
ATRION Corp	LeMaitre Vascular, Inc.	Vascular Solutions, Inc.
CryoLife Inc.	Natus Medical, Inc.

In setting fiscal 2017 compensation, the Compensation Committee used the data assembled by Willis Towers Watson from the Compensation Peer Group set forth above to assist in its determination of base salaries, target incentive compensation under the Fiscal 2017 Executive Officer Bonus Plan, and target equity awards.

In making compensation decisions, the Compensation Committee compares all elements of total compensation to the companies in the Compensation Peer Group. The Compensation Committee reviews the compensation paid to executives in the Compensation Peer Group and performance evaluations presented by management in determining the appropriate aggregate and individual compensation levels for the performance year. In conducting its review, the Compensation Committee considers quantitative performance results of the Company and the overall need of the Company to attract, retain and motivate the executive team.

Base Salaries

Base salary is an important element of our executive compensation program as it provides executives with a competitive, fixed, non-contingent earnings stream to support annual living and other expenses. As a component of total compensation, we generally target base salaries at the median of Compensation Peer Group salaries for comparable positions, a level that we believe is sufficient to attract and retain an experienced management team that will successfully grow our business and create stockholder value. Base salaries are reviewed regularly and adjusted to reward individual performance and contributions to our overall business objectives. We seek to do so in a manner that does not detract from the executives’ incentive to realize additional compensation through our performance-based compensation programs.

The Compensation Committee reviews the Chief Executive Officer’s salary annually at the end of each fiscal year. The Compensation Committee may recommend that the Board make adjustments to the Chief Executive Officer’s base salary based upon the Compensation Committee’s review of his current base salary, incentive cash compensation and equity-based compensation, as well as his performance and comparative market data. The Compensation Committee reviews other executives’ salaries at the end of each fiscal year, with input from the Chief Executive Officer. The Compensation Committee may approve adjustments to other executives’ base salary based upon the Chief Executive Officer’s recommendations and the reviewed executive’s responsibilities, experience and performance, as well as comparative market data.

In utilizing comparative data, the Compensation Committee seeks to recommend salaries for each executive at a level that is appropriate after giving consideration to experience for the relevant position and the executive’s performance. The Compensation Committee reviews performance for both our company (based upon achievement of strategic initiatives) and each individual executive. Based upon these factors, the Compensation Committee may recommend adjustments to base salaries to better align individual compensation with comparative market compensation, to provide merit-based increases based upon individual or company achievement, or to account for changes in roles and responsibilities.

For fiscal 2017, the Named Executive Officers received the base salary increases noted below. The Board approved the base salary for Mr. Ward, and the Compensation Committee approved the base salaries for each of the other Named Executive Officers, for the fiscal year ended June 30, 2017:

Name	2017 Base Salary	2016 Base Salary	Percentage Increase
Scott R. Ward(1)	$630,000	$630,000	—%
Laurence L. Betterley	$375,457	$368,095	2.0%
Kevin J. Kenny	$430,000	$430,000	—%
Laura Gillund(2)	$300,510	N/A	N/A
Paul Koehn	$334,487	$327,928	2.0%

(1) Mr. Ward was appointed as Interim Chief Executive Officer and President, effective December 1, 2015, and remained in this role until August 15, 2016, when he was appointed as our regular, full-time President and Chief Executive Officer.
(2) Ms. Gillund was not a Named Executive Officer during the fiscal year ended June 30, 2016.

Annual Incentive

Each Named Executive Officer has a target cash incentive that is a percentage of his or her base salary. In fiscal 2017, target incentive levels as a percentage of base salary were:

•	115% for the President and Chief Executive Officer;

•	90% for the Chief Operating Officer;

•	75% for the Chief Financial Officer; and

•	65% for the Chief Talent Officer and Senior Vice President of Manufacturing and Operations.

The Compensation Committee structures the Company’s annual cash incentive program to reward its Named Executive Officers based on the Company’s fiscal year performance. Each year, after the Company’s annual financial planning process, the Compensation Committee and the Board establish the financial objectives that need to be achieved by the Company for the Named Executive Officers to earn the portion of the target bonus that relates to financial objectives. These financial objectives vary from year to year, depending on the Company’s business goals. While in prior years the annual cash incentive program included a management-by-objective component, in fiscal 2017, the cash incentive compensation program was based entirely on the Company’s achievement of revenue and adjusted EBITDA financial goals in order to better align executive compensation with the interests of our stockholders.

Target bonus amounts were split one-half for achievement of revenue targets and one-half for achievement of adjusted EBITDA targets. For the purposes of the performance goal measurement, adjusted EBITDA is defined as EBITDA with stock compensation added back into the calculation and an adjustment for cash incentive compensation paid to management above or below 100% target levels for that particular fiscal year.

The fiscal 2017 performance goals and resulting payouts were structured to encourage significant growth:

	Revenue (in millions)	Adjusted EBITDA (in millions)	Payout as a % of Target
Threshold	$187.3	$(3.5)	50%
Target	$201.3	$4.9	100%
Maximum	$211.3	$10.9	200%
Actual	$204.9	$12.9(1)	168%
(1) The following is a reconciliation of the actual adjusted EBITDA result to the most comparable U.S. GAAP measure (in thousands):

Year Ended
June 30, 2017
Net loss	$(1,792)
Less: Other (income) and expense, net	164
Less: Provision for income taxes	86
Loss from operations	(1,542)
Add: Stock-based compensation	10,354
Add: Depreciation and amortization	4,135
Adjusted EBITDA	$12,947

Each of these results exceeded the challenging targets that were established at the beginning of the year. The actual payout by measure was 136% of target for revenue and 200% of target for adjusted EBITDA. Since these measures are equally weighted, the total payout was 168%, as noted above.

Bonus amounts based on performance of the Named Executive Officers for fiscal 2017 were as follows:

	Fiscal 2017
	Target $ Incentive Compensation	Actual $ Incentive Compensation	Actual Incentive as a % of Base Salary
Scott Ward	$724,500	$1,216,617	193.1%
Laurence L. Betterley	$281,593	$472,865	125.9%
Kevin J. Kenny	$387,000	$649,870	151.1%
Laura Gillund	$195,332	$328,011	109.2%
Paul Koehn	$217,417	$365,097	109.2%

While the fiscal 2017 annual incentive program did not include a clawback feature, the Compensation Committee approved a clawback feature in the event of a required restatement of the Company’s financial statements for the fiscal 2018 annual incentive program.

Discretionary Bonuses

The Board and the Compensation Committee have the authority to grant discretionary bonuses. In making a determination to grant a discretionary bonus, the Board and the Compensation Committee will consider several factors, such as extraordinary individual or company performance, achievement of major company milestones, contribution to increase in stockholder value, amount of total compensation compared to the Compensation Peer Group, and retention. There were no discretionary bonuses granted for fiscal 2017.

Long-Term Incentives

We provide long-term incentives to the Named Executive Officers through grants of equity. Under our 2014 Equity Incentive Plan, we may make grants of restricted stock awards, stock options, restricted stock units, performance share awards, performance unit awards and stock appreciation rights to officers and other employees. We adopted this plan to give us flexibility in the types of awards that we could grant to our executive officers and other employees in order to meet our business needs. In fiscal 2017, we used equity vehicles to emphasize performance, stockholder alignment and retention. If our 2017 Equity Incentive Plan is approved by our stockholders at the Annual Meeting, we intend to use such plan in making future equity grants to our executive officers and other employees.

In fiscal 2017, the Compensation Committee reviewed and recommended to the Board for approval equity grants to the Named Executive Officers. On August 8, 2016, the Board approved an aggregate dollar amount of equity for each Named Executive Officer (except Mr. Ward), which awards were granted in the share amounts set forth in the table below based on the grant date closing price of our common stock on August 8, 2016 (the third business day following the August 3, 2016 release of the fiscal 2016 year-end earnings announcement). In connection with Mr. Ward’s appointment as our President and Chief Executive Officer on August 15, 2016, the Board approved an aggregate dollar amount of equity, set forth in the table below, based on the closing price of our common stock on August 17, 2016.

Each Named Executive Officer has a target equity incentive that is a fixed percentage of his or her salary. In fiscal 2017, target equity incentive levels as a percentage of base salary were:

•350% for the President and Chief Executive Officer,
•225% for the Chief Financial Officer,
•200% for the Chief Operating Officer, and
•125% for the other Named Executive Officers.

The value was then split to provide 60% of the value in performance-based vesting shares, based on target level performance, and 40% in time-based restricted stock in order to more heavily align these incentives with performance and stakeholder interests.

In fiscal 2016, vesting of the performance-vesting restricted stock was based on revenue growth and total stockholder return compared to the median performance of the Compensation Peer Group over a one-year period. For fiscal 2017, the Board and the Compensation Committee determined that the performance-vesting restricted stock would vest entirely based on total stockholder return and the measurement period would be three years, in each case in order to better align executive incentives with long-term stockholder interests. Accordingly, the performance-vesting restricted stock granted in fiscal 2017 will vest based on our total stockholder return relative to total stockholder return of the Compensation Peer Group, as measured by the closing prices of our stock and the Compensation Peer Group members for the 90 trading days preceding July 1, 2016 compared to the closing prices of our stock and the Compensation Peer Group members for the 90 trading days preceding July 1, 2019, as follows:

•
If our total stockholder return is below the 25th percentile of total stockholder return of the Compensation Peer Group, the Named Executive Officer will forfeit all shares of stock subject to the award;

•
If our total stockholder return is at least equal to the 25th percentile of the total stockholder return of the Compensation Peer Group, the risks of forfeiture on the shares will lapse with respect to 25% of the shares of stock subject to the award, plus a pro rata portion of the remaining shares, interpolated to the median total stockholder return of the Compensation Peer Group, such that the risks of forfeiture will lapse with respect to 50% of the shares subject to the award if our total stockholder return is equal to the median total stockholder return of the Compensation Peer Group; and

•
If our total stockholder return is greater than the median of the total stockholder return of the Compensation Peer Group, the risks of forfeiture on the shares will lapse with respect to greater than 50% of the remaining shares of stock subject to the award, such that the risks of forfeiture will lapse with respect to 100% of the remaining shares subject to the award if our total stockholder return is equal to or greater than the 85th percentile of total stockholder return of the Compensation Peer Group.

Vesting of the performance-vesting restricted stock will be determined on the date that our Annual Report on Form 10-K for the fiscal year ending June 30, 2019 is filed.

The performance-vesting restricted stock was granted to each Named Executive Officer at the maximum number of shares that could be earned, which is 200% of the target number of shares allocated to performance-vesting restricted stock. Any shares not earned will be forfeited upon confirmation of the performance level actually achieved.

The number of maximum shares subject to each type of award is set forth in the table below:

	2017 Restricted Stock Awards
Name	Time(1)	Stockholder Return(2)
Scott R. Ward	33,991	118,814
Laurence L. Betterley	16,083	48,250
Kevin J. Kenny	16,373	49,119
Laura Gillund	7,152	21,455
Paul Koehn	7,961	23,881

(1)	The award vests as to one-third of the shares at each of the first three anniversaries of August 13, 2016.

(2)	The award vests based on the Company's total stockholder return relative to total stockholder return of the Compensation Peer Group, as described above.

All restricted stock awards in the table above are conditioned on continued employment with the Company. If an executive officer holds restricted stock with time-based vesting, and his employment is terminated for any reason (other than change of control or events under the executive officer severance plan), including death or disability, prior to restrictions lapsing, all of the executive officer’s rights to all of the shares subject to forfeiture are immediately and irrevocably forfeited. If an executive officer holds restricted stock with stockholder return conditions on vesting, and his or her employment is terminated for any reason (other than change of control or events under the executive officer severance plan), including death or disability, prior to the stockholder return criteria being satisfied, he or she will forfeit a pro rata portion of the shares subject to the award based on the number of months in the three-year performance period remaining following termination.

The general policy of the Company is to grant restricted stock to executives at the first Board meeting of the fiscal year, with the effective date of the grant being the third business day following the Company’s fiscal year-end earnings release. The number of shares granted is based on a formula that sets an incentive compensation amount as the percentage of base salary for each executive officer, divided by the closing price of our common stock on the third business day following the Company’s fiscal year-end earnings release and rounded up to the nearest share.

Stock Ownership Guidelines

On August 18, 2014, the Board established minimum stock ownership guidelines for our executive officers. These guidelines require executive officers to hold shares of the Company’s common stock with the following values:

•	Chief Executive Officer: five times base salary;

•	Executive Vice Presidents, Chief Officers, and Senior Vice Presidents: three times base salary; and

•	Vice Presidents: two times base salary.

New officers will have five years from the date of their appointment to reach this ownership level. The Compensation Committee is authorized to administer such guidelines, including the authority to make such guidelines applicable to other officers of the Company and resolve any questions of interpretation or application. The Board believes that stock ownership by executive officers is important to align their interests more closely with those of stockholders.

Limited Perquisites; Other Benefits

It is generally our policy not to extend significant perquisites to our executives beyond the benefits that are available to our employees generally, such as our 401(k) plan and health, dental and life insurance benefits. However, as it is a business need, we have paid the commuting expenses of Mr. Kenny from his home state to our headquarters in Minnesota (including housing, automobile and related expenses in Minnesota). We offered these perquisites to Mr. Kenny in connection with his acceptance of the Chief Operating Officer position.

Nonqualified Deferred Compensation Plans

On December 13, 2013, the Board, based upon the recommendation of its Compensation Committee, adopted the Cardiovascular Systems, Inc. Deferred Compensation Plan (the “Deferred Compensation Plan”) to provide benefits to a select group of management or highly compensated employees who contribute materially to the continued growth, development and future business success of the Company, including the Named Executive Officers. The Compensation Committee is authorized and directed to administer the Deferred Compensation Plan.

Under the Deferred Compensation Plan, participants may elect to defer up to 100% of their base salary (after 401(k), payroll tax and other deductions), performance bonus and discretionary bonus and elect to receive the deferred compensation at a fixed future date of participant’s choosing. A participant may also elect to receive the deferred compensation in equal annual or monthly installments over a period of years designated by the participant not exceeding 15 years, commencing at a fixed future date of the participant’s choosing. If the participant does not specify a fixed date, payment will be made (or installment payments will commence) upon a participant’s termination from employment, excluding death or disability. If a participant dies or becomes disabled before the date on which payment was otherwise elected to be made or to commence, the Company will pay the balance of the deferred compensation in a lump sum to the participant, or in the case of the participant’s death, to such participant’s beneficiary.

For deferrals of base salary, participants must make their elections by the end of the calendar year that precedes the calendar year within which the base salary will be earned. For deferrals of performance bonus, subject to certain exceptions, participants must make their elections by the end of the calendar year prior to the year in which the performance bonus is earned. For deferrals of discretionary bonus, participants must make their elections by the end of the calendar year preceding the fiscal year in which the performance period commences.

Each participant may, at the time of his or her deferral election, choose to allocate the deferred compensation into certain categories of hypothetical investments as determined by the Compensation Committee. The Compensation Committee offers two alternatives, the first with a fixed income and the second with a return equal to that of the equal-weighted Standard & Poor’s 500 stock index. The amount payable to each participant under the Deferred Compensation Plan will change in value based upon the hypothetical investment selected by that participant.

Each participant, in connection with his or her commencement of participation in the Deferred Compensation Plan, is required to irrevocably elect whether to (i) accelerate the payment of his or her deferred compensation in the event of a change in control of the Company or (ii) have his or her deferred compensation remain in the Deferred Compensation Plan and paid pursuant to the terms and conditions of the Deferred Compensation Plan in the event of a change in control.

In the event of an unforeseen emergency, participants may apply to accelerate payment of the deferred compensation to the extent reasonably needed to satisfy the financial hardship resulting from the emergency.

The accounts established for participants in the Deferred Compensation Plan will be unfunded and the right of any participant to receive a distribution under the Deferred Compensation Plan will be an unsecured claim against the general assets of the Company. No participant in the Deferred Compensation Plan will have any rights in or against any specific assets, fund, trust or account of the Company.

Compensation Consultant

In preparation for fiscal 2017, the Compensation Committee engaged Willis Towers Watson, a third-party compensation consulting firm, to advise the Compensation Committee in connection with its determination of competitive compensation levels for our executive officers, including base salary, annual incentive compensation, and equity-based compensation. As noted above, in fiscal 2017, Willis Towers Watson also provided limited consulting services to the Company’s human resources department in connection with its organizational review process. However, the Willis Towers Watson executive compensation practice reported exclusively to the Compensation Committee.

Termination or Change of Control Plans and Agreements

Stock Options and Other Equity Awards

The majority of our equity incentive agreements provide that in the event of a change of control (defined in such agreements as the sale by us of substantially all of our assets and the consequent discontinuation of our business, or in the event of a merger, exchange or liquidation), the vesting of all equity grants will accelerate. Options become immediately exercisable and our restricted stock becomes vested as of the effective date of the change of control.

Employment Agreements

Under the terms of our employment agreements with Messrs. Ward, Betterley and Kenny, we will pay such officer the number of months of base salary and our share of health insurance costs set forth below if he is terminated by us without “cause” or if he terminates his employment for “good reason” (each as defined in the respective agreement).

•	Scott R. Ward 24 months

•	Kevin J. Kenny 18 months

•	Laurence L. Betterley 12 months

Messrs. Ward and Kenny will also receive a pro-rata portion of any performance bonus for which the performance period has not expired. As a condition to receiving his severance benefits, each officer is required to execute a release of claims agreement in favor of us. In the event of termination without cause, Mr. Betterley would receive the severance benefits to which he is entitled under the Executive Officer Severance Plan described below rather than under his employment agreement, as that plan provides severance benefits in excess of those provided under his employment agreement. Messrs. Ward’s and Kenny’s severance benefits under their employment agreements and the Executive Officer Severance Plan are substantially the same.

Executive Officer Severance Plan

Effective June 28, 2010, we adopted the Cardiovascular Systems, Inc. Executive Officer Severance Plan (as amended, the “Severance Plan”), which was amended on December 31, 2012 to reflect Internal Revenue Service guidance and best practices related to Section 409A of the Internal Revenue Code compliance, on February 27, 2015 to update severance periods and benefits included in the severance period, and on July 26, 2016 to update benefits under the plan in the event of a change in control. Each of our Named Executive Officers is covered by this Severance Plan. Under the Severance Plan, if we terminate an executive officer other than for cause, as defined in the plan, the executive will receive certain severance benefits during the severance period. The severance period is 24 months for the Chief Executive Officer, 18 months for the Chief Financial Officer and Chief Operating Officer; 15 months for Senior Vice Presidents and Executive Vice Presidents; and 12 months for Vice Presidents, other corporate officers and other employees designated by the Compensation Committee. For purposes of the Severance Plan, “cause” is generally defined as the executive’s (i) failure to perform his material duties; (ii) willful or deliberate misconduct; (iii) false or materially misleading representation made to the Board; or (iv) commission of any felony. The severance benefits generally consist of the continued payment of (i) the executive’s then-current base salary; and (ii) our share of the costs of the executive’s coverage under our medical, dental, and life insurance plans. In addition, the Board or Compensation Committee must take action to provide for the acceleration of the vesting for any outstanding stock options, restricted stock awards, restricted stock unit awards or other equity awards previously granted to the executive that would have vested within the 12-month period immediately following the executive’s termination of employment, and permit any outstanding stock options to remain exercisable for 180 days following the executive’s termination of employment. The Severance Plan also provides that, in the event of the participant’s termination within 24 months following a change in control (the sale by us of substantially all of our assets and the consequent discontinuance of our business; a merger, exchange, liquidation or certain acquisitions; certain changes in the composition of the Board; or a definitive agreement relating to any of these), the base salary payable during the applicable severance period will be increased to include the participant’s target bonus for the year of termination. In addition, if a participant in the Severance Plan resigns his or her employment for “good reason” within 24 months of a change of control, then that participant is entitled to the same payments as if such participant’s employment is terminated without cause, for the same severance period previously set forth in the Severance Plan. For purposes of the Severance Plan, “good reason” is generally defined as (i) a material diminution in an executive’s base salary; (ii) a material diminution in the executive’s authority, duties or responsibilities; (iii) a material diminution in the authority, duties, or responsibilities of the supervisor to whom the executive reports; (iv) a material diminution in the budget over which the executive retains authority; (v) requiring executive to be based at a location that is more than 50 miles from the location of the executive’s principal office; (vi) our failure to provide the executive with the same target bonus opportunity as in effect prior to the change in control; (vii) our failure to provide the executive with employee benefit plans that provide substantially similar benefits in the aggregate as the benefits provided to the executive immediately prior to a change of control; or (viii) any other action or inaction that constitutes a material breach by us of any agreement under which the executive provides services.
As a condition to receiving these severance benefits, the executive is required to execute a release of claims agreement in favor of us. The executive is not entitled to severance benefits if his termination is due to death or disability; if the executive is on military leave, sick leave, or another bona fide leave of absence generally not exceeding six months; or if the executive continues to provide services to us in excess of 20% of the average level of services he performed over the immediately preceding 36-month period.

The Severance Plan does not affect any other rights our executives may have to severance benefits in their employment agreements. However, an executive will be eligible for severance benefits under the Severance Plan only to the extent the severance is not duplicative of the benefits received by the executive under his employment agreement. The executive will receive benefits under his or her employment agreement first, and then will be eligible for severance benefits under the Severance Plan; provided, however, that the combined benefit will not exceed the maximum benefit available under the Severance Plan.

Although we have the right to amend or terminate the Severance Plan, we may not do so in any manner that diminishes the severance benefits (i) within 24 months of a change of control; (ii) if such amendment or termination was requested by a party other than the Board, that had previously taken other steps reasonably calculated to result in a change of control and that ultimately resulted in a change of control; or (iii) if such amendment or termination arose in connection with or in anticipation of a change of control that ultimately occurs.

Nonqualified Deferred Compensation Plan

As noted above, participants in the Deferred Compensation Plan are required to irrevocably elect whether to (i) accelerate the payment of his or her deferred compensation in the event of a change in control of the Company or (ii) have his or her deferred compensation remain in the Deferred Compensation Plan and paid pursuant to the terms and conditions of the Deferred Compensation Plan in the event of a change in control. None of our Named Executive Officers have elected to accelerate the payment of their deferred compensation in the event of a change in control of the Company and two have elected to have their deferred compensation remain in the Deferred Compensation Plan and paid pursuant to the terms and conditions of the Deferred Compensation Plan in the event of a change in control.

Separation of Mr. Koehn

On June 30, 2017, the last day of his employment, we entered into a Separation Agreement with Mr. Koehn. The Separation Agreement provides Mr. Koehn with benefits consistent with the Severance Plan, which include 15 months of salary continuation benefits in the gross amount of $418,109, his bonus under our fiscal 2017 bonus plan in the amount of $365,097, payment for accrued but unused paid time off and COBRA premiums paid by us through the earlier of September 30, 2018, the expiration of eligibility for the continuation coverage under COBRA, or the date in which Mr. Koehn participates in another health plan. Consistent with the Severance Plan, the vesting of 6,867 shares of Mr. Koehn’s time-based restricted stock that would have otherwise vested within the 12 month period following June 30, 2017 was accelerated, and up to 7,960 shares of Mr. Koehn’s performance-based restricted stock provided that the criteria for the vesting of performance shares are met. Additionally, the Compensation Committee agreed that Mr. Koehn’s outstanding vested stock options will remain exercisable through the award expiration dates.

Compliance with Internal Revenue Code Section 162(m)

As a result of Section 162(m) of the Internal Revenue Code of 1986, as amended, we will not be allowed a federal income tax deduction for compensation paid to certain executive officers to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the Named Executive Officers that is not considered to be performance-based. Compensation that qualifies as performance-based compensation will not have to be taken into account for purposes of this limitation.

Although the Compensation Committee considers the impact of this rule when developing and implementing its executive compensation programs, the Compensation Committee believes that factors other than tax deductibility are important in the design of executive compensation programs and that it is important to preserve flexibility in compensating our executive officers in a manner that can best promote our corporate objectives. Accordingly, we have not adopted a policy that all compensation must qualify as deductible under Section 162(m). Our compensation committee intends to continue to compensate our executive officers in a manner consistent with the best interests of the Company and our stockholders.

Human Resources and Compensation Committee Report

The Human Resources and Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based upon this review and discussion, the Human Resources and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended June 30, 2017.

Human Resources and Compensation Committee of the Board of Directors:

Edward Brown, Chairman
Augustine Lawlor
Martha Goldberg Aronson

Summary Compensation Table for Fiscal 2017

The following table provides information regarding the compensation earned during the fiscal years ended June 30, 2017, June 30, 2016 and June 30, 2015 by each of the Named Executive Officers for each year in which each was a Named Executive Officer.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock awards ($)(1)(2)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)	Total ($)
Scott R. Ward(4)	2017	630,000	—	3,402,967	1,216,617	—	5,249,584
President and Chief Executive Officer	2016	363,461	185,000	360,000	—	—	908,461
Laurence L. Betterley	2017	375,344	—	1,351,678	472,865	—	2,199,887
Chief Financial Officer	2016	368,643	88,343	1,325,158	36,810	—	1,818,954
	2015	353,105	—	1,111,223	259,070	—	1,723,398
Kevin J. Kenny(5)	2017	430,000	—	1,376,029	649,870	69,840	2,525,739
Chief Operating Officer	2016	441,174	129,000	1,204,016	43,000	38,129	1,855,319
	2015	375,996	—	891,477	445,930	19,370	1,732,773
Laura Gillund	2017	300,248	—	601,033	328,011	—	1,229,292
Chief Talent Officer
Paul Koehn(6)	2017	334,386	—	669,000	365,097	—	1,368,483
Senior Vice President, Manufacturing and Operations	2016	327,831	65,586	655,886	32,793	—	1,082,096
	2015	315,315	—	640,023	201,288	—	1,156,626

(1)
The value of stock awards in this table represent the fair value of such awards granted or modified during the fiscal year, as computed in accordance with FASB ASC 718. The assumptions used to determine the valuation of the awards are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 5 to our consolidated financial statements, each included in the Company’s Annual Report on Form 10-K for the 2017 fiscal year, filed with the Securities and Exchange Commission on August 24, 2017. Stock awards consist of restricted stock awards (“RSAs”) and restricted stock units (“RSUs”).

(2)
The value of stock awards in this table includes stock awards that were subject to forfeiture based on achievement of performance measures for each fiscal year. Mr. Betterley forfeited $993,863 and $272,510 of fiscal 2016 and 2015 awards respectively; Mr. Kenny forfeited $903,012 and $183,786 of fiscal 2016 and fiscal 2015 awards, respectively; and Mr. Koehn forfeited $491,914 and $154,651 of fiscal 2016 and 2015 awards, respectively. The fiscal 2017 stock awards that are subject to forfeiture are based on the Company’s total stockholder return relative to total stockholder return of the Compensation Peer Group, as measured by the closing prices of the stock of the Company and the Compensation Peer Group members for the 90 trading days preceding July 1, 2016 compared to the closing prices of the stock of the Company and the Compensation Peer Group members for the 90 trading days preceding July 1, 2019.

(3)
The amount under “Non-Equity Incentive Plan Compensation” consists of incentive compensation paid to each Named Executive Officer for company performance through June 30, 2017 under our cash incentive plan for fiscal 2017. The amount for Mr. Kenny in 2015 includes $294,800 paid under our cash incentive plan for fiscal 2015 and $151,130 paid under the quarterly variable incentive compensation plan for Mr. Kenny prior to his appointment as Chief Operating Officer.

(4)	Effective August 16, 2016, Mr. Ward was appointed as our President and Chief Executive Officer. The amounts under “Stock Awards” in fiscal 2016 for Mr. Ward represent the following:

a.
Mr. Ward elected to receive 4,659 RSAs in lieu of cash relating to his Director compensation of $110,000 for fiscal 2016. The RSAs were granted under the Company’s 2014 Equity Incentive Plan on August 10, 2015 and were fully vested upon grant.

b.
On August 10, 2015, Mr. Ward was granted 5,294 RSUs relating to his Director compensation of $125,000 for fiscal 2016. The RSUs are payable in cash or shares of our common stock, at our discretion, within 30 days after the six month anniversary of the termination of Mr. Ward’s Board membership.

c.
Mr. Ward was granted 7,987 RSUs with a value of $125,000, effective December 1, 2015 related to Mr. Ward’s service as our Interim Chief Executive Officer and President. The RSUs are payable in cash or shares of our common stock, at our discretion, within 30 days after the six month anniversary of the termination of Mr. Ward’s Board membership.

(5)	The amount under “All Other Compensation” for Mr. Kenny during fiscal 2017 consists of payments for housing, cleaning and related expenses.

(6)	Upon the termination of Mr. Koehn’s employment on June 30, 2017, $446,000 of equity awards granted in fiscal 2017 were forfeited.

Grants of Plan-Based Awards for Fiscal 2017

The following table sets forth certain information regarding grants of plan-based awards during the fiscal year ended June 30, 2017. The performance-based restricted stock awards (“PBRSA”) are granted at the maximum performance values, which are subject to forfeiture based on achievement of performance measures.

Name	Type of Grant	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	Grant date fair value of stock and option awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott R. Ward	Performance(1)	N/A	362,250	724,500	1,449,000
	RSA(2)	8/17/2016							33,991	757,000
	PBRSA(SR)(3)	8/17/2016				29,704	59,407	118,814		2,646,000

Laurence L. Betterley	Performance(1)	N/A	140,797	281,593	563,186
	RSA(2)	8/8/2016							16,083	337,911
	PBRSA(SR)(3)	8/8/2016				12,063	24,126	48,251		1,013,734

Kevin J. Kenny	Performance(1)	N/A	193,500	387,000	774,000
	RSA(2)	8/8/2016							16,373	344,000
	PBRSA(SR)(3)	8/8/2016				12,280	24,560	49,120		1,032,000

Laura Gillund	Performance(1)	N/A	97,666	195,332	390,664
	RSA(2)	8/8/2016							7,152	150,255
	PBRSA(SR)(3)	8/8/2016				5,364	10,728	21,455		450,765

Paul Koehn	Performance(1)	N/A	108,709	217,417	434,834
	RSA(2)	8/8/2016							7,960	167,244
	PBRSA(SR)(3)	8/8/2016				5,970	11,941	23,881		501,731

(1)
Performance bonus based on the Company’s achievement of revenue and adjusted EBITDA financial goals for fiscal 2017. Adjusted EBITDA is defined as EBITDA with stock compensation added back into the calculation, in addition to an add-back of depreciation and amortization. Target bonus amounts are weighted 50% for the revenue goal and 50% for the adjusted EBITDA goal.

(2)	Represents RSAs granted pursuant to the Company’s 2014 Equity Incentive Plan that vest 1/3 on each of August 13, 2017, 2018 and 2019.

(3)
Represents RSAs that are subject to performance-based forfeiture based on total stockholder return versus the Compensation Peer Group (“PBRSA(SR)”). The grants will vest based on the Company’s total stockholder return relative to total return of the Compensation Peer Group, as measured by the closing prices of the stock of the Company the Compensation Peer Group members for the 90 trading days preceding July 1, 2016 compared to the closing prices of the stock of the Company and the Compensation Peer Group members for the 90 trading days preceding July 1, 2019. These RSAs vest as to 25% of the shares upon achievement of the minimum performance objectives, as to 50% of the shares upon achievement of the target performance objectives, and as to 100% of the shares upon achievement of the maximum performance objectives.

Employment and Separation Agreements of the Named Executive Officers

Scott R. Ward

We entered into an employment agreement with Mr. Ward on August 15, 2016, that provides for an initial base salary of $630,000, which base salary may be subject to review and adjustment by the Board of Directors from time to time. Mr. Ward is eligible to participate in all retirement plans and other employee benefits and policies, including paid time off, made available by the Company to its full-time employees, to the extent Mr. Ward meets the applicable eligibility requirements. Additionally, Mr. Ward is eligible to participate in the Company’s Executive Officer Severance Plan. The Employment Agreement is terminable by either party at any time for any reason. Under the terms of the Employment Agreement, if he is terminated by the Company without cause or terminates his employment for good reason, as each is defined in the Employment Agreement, the Company will pay Mr. Ward an amount equal to twice his then current base salary (payable over 24 months), a pro-rata portion of any performance bonus for which the performance period has not yet expired, and 24 months of the Company’s share of health insurance costs. If he is terminated by the Company without cause or terminates his employment for good reason following a change in control, as defined in the Executive Officer Severance Plan, and before the second anniversary of the change in control, the Company will pay Mr. Ward an amount equal to twice the sum of his then current base salary plus the target bonus amount he was eligible to earn under the cash bonus plan then in effect (payable over 24 months), a pro-rata portion of any performance bonus for which the performance period has not yet expired, and 24 months of the Company’s share of health insurance costs. As a condition to receiving his severance benefits, Mr. Ward is required to execute, and not rescind by the 60th day after termination, a release of claims agreement in favor of the Company. The Employment Agreement also contains confidentiality, noncompetition and assignment of inventions provisions. The Employment Agreement also provides that Mr. Ward will be eligible to participate in the Company’s bonus programs for executive officers in effect from time to time.

Laurence L. Betterley

We entered into an employment agreement with Mr. Betterley on April 7, 2008, which agreement was amended on December 31, 2012 for Section 409A compliance purposes. The agreement, as amended, provided for an initial base salary of $225,000 and provided that Mr. Betterley would be eligible for a performance and salary review beginning approximately one year after the entry into the agreement. The agreement also provides for Mr. Betterley’s participation in the annual management bonus plan and for employee benefits as generally available to Company employees. The agreement is terminable by either party at any time for any reason. Under the terms of the agreement, we will pay Mr. Betterley an amount equal to 12 months of his then current base salary and 12 months of our share of health insurance costs if he is terminated by us without cause, or if Mr. Betterley terminates his employment for good reason, as defined in the agreement. In the event of termination without cause, Mr. Betterley would receive the severance benefits to which he is entitled under the Executive Officer Severance Plan described above rather than under his employment agreement, as that Plan provides severance benefits in excess of those provided under his employment agreement. As a condition to receiving his severance benefits, Mr. Betterley is required to execute, and not rescind by the 60th day after termination, a release of claims agreement in favor of us. The agreement also contains confidentiality, noncompetition and assignment of inventions provisions.

Kevin J. Kenny

We entered into an employment agreement with Mr. Kenny on April 15, 2011, which agreement was amended on December 31, 2012 for Section 409A compliance purposes and amended further on February 4, 2015 in connection with Mr. Kenny’s promotion to Chief Operating Officer. The agreement, as amended, provided for an initial base salary of $430,000 and provided that Mr. Kenny would be eligible for a performance and salary review beginning approximately one year after the entry into the agreement. The agreement also provides for certain perquisites and for employee benefits as generally available to Company employees. The agreement is terminable by either party at any time for any reason. Under the terms of the agreement, if he is terminated by us without cause or terminates his employment for good reason, as each is defined in the agreement, we will pay Mr. Kenny an amount equal to one and one-half times his then current base salary (payable over 18 months), a pro-rata portion of any performance bonus for which the performance period has not yet expired, and 18 months of our share of health insurance costs. If he is terminated by us without cause or terminates his employment for good reason following a change in control, as defined in the Executive Officer Severance Plan, and before the second anniversary of the change in control, we will pay Mr. Kenny an amount equal to one and one-half times the sum of his then current base salary plus the target bonus amount he was eligible to earn under the cash bonus plan then in effect (payable over 18 months), a pro-rata portion of any performance bonus for which the performance period has not yet expired, and 18 months of our share of health insurance costs.
As a condition to receiving his severance benefits, Mr. Kenny is required to execute, and not rescind by the 60th day after termination, a release of claims agreement in favor of us. The agreement also contains confidentiality, noncompetition and assignment of inventions provisions.

Laura Gillund

We entered into an employment agreement with Ms. Gillund on September 24, 2013. The agreement was in our standard form for employees and is terminable by either party at any time for any reason. The agreement contains standard confidentiality, noncompetition and assignment of inventions provisions.

Paul Koehn

The Separation Agreement for Mr. Koehn is discussed above under “Termination or Change of Control Plans and Agreements.”

Outstanding Equity Awards at Fiscal Year-end for Fiscal 2017

The following table sets forth certain information regarding outstanding equity awards held by the Named Executive Officers as of June 30, 2017.

Name	Option Awards					Stock Awards
	Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price(1)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Scott R. Ward	8/17/2016(3)					33,991	$1,095,530
	8/17/2016(4)					118,814	$3,829,375

Laurence L. Betterley(2)	3/2/2009	14,234	—	$8.75	3/2/2019
	8/11/2014					3,156	$101,718
	8/10/2015					9,354	$301,479
	8/8/2016(3)					16,083	$518,355
	8/8/2016(4)					48,250	$1,555,098

Kevin J. Kenny	8/11/2014					2,128	$68,585
	2/27/2015					1,255	$40,449
	8/10/2015					8,499	$273,923
	8/8/2016(3)					16,374	$527,734
	8/8/2016(4)					49,119	$1,583,105

Laura Gillund	8/11/2014					1,533	$49,409
	8/10/2015					6,004	$193,509
	8/8/2016(3)					7,152	$230,509
	8/8/2016(4)					21,455	$691,495

Paul Koehn(5)	12/12/2007	17,060	—	$12.15	12/11/2017
	3/2/2009	8,087	—	$8.75	3/1/2019
	8/8/2016(4)					7,960	$256,551

(1)
See Note 5 to the consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed with the SEC on August 24, 2017, for a discussion of the methodology for determining the exercise price.

(2)
Certain of our stock option agreements provide that in the event of a change of control (as defined in the agreements), the vesting of all options will accelerate and the options will be immediately exercisable as of the effective date of the change of control.

(3)
Unless otherwise noted, RSAs vest at the rate of one-third per year starting on the first anniversary of the grant date or of a different set date in the month of the grant. The market value of unvested shares outstanding at fiscal-year end reflects the closing price of $32.23 per share of the Company’s common stock on June 30, 2017, the last trading day of the Company’s fiscal year. Our RSA agreements provide that in the event of a change of control (as defined in the agreements) the awards will become immediately vested on the effective date of the change of control.

(4)
These RSAs are subject to performance-based forfeiture based on total stockholder return. The grants will vest based on the Company’s total stockholder return relative to total return of the Compensation Peer Group, as measured by the closing prices of the stock of the Company the Compensation Peer Group members for the 90 trading days preceding July 1, 2016 compared to the closing prices of the stock of the Company and the Compensation Peer Group members for the 90 trading days preceding July 1, 2019.

(5)
Per the terms of Mr. Koehn’s separation agreement, he is able to vest in the performance-based restricted stock awards on a pro-rata basis to the extent the performance criteria was met. In addition, his outstanding vested stock options will remain exercisable through the applicable award expiration dates.

Option Exercises and Stock Vested for Fiscal 2017

The following table sets forth certain information regarding restricted stock award vesting and option exercises by the Named Executive Officers during the fiscal year ended June 30, 2017.

	Option awards			Stock awards
Name	Number of shares acquired on exercise (#)		Value realized on exercise ($)	Number of shares acquired on vesting (#)		Value realized on vesting ($)
Scott R. Ward(1)	—		$—	—		$—
Laurence L. Betterley	—		$—	11,621	(2)	$285,715
Kevin J. Kenny	—		$—	9,217	(3)	$224,762
Laura Gillund	—		$—	8,536	(4)	$235,885
Paul Koehn	73,196	(5)	$1,274,741	6,527	(6)	$160,859

(1)
Mr. Ward had 7,987 previously granted RSUs that vested upon termination of service as our Interim Chief Executive Officer and President and appointment as our President and Chief Executive Officer on August 15, 2016. The RSUs are payable in cash or shares of our common stock, at our discretion, within 30 days after the six month anniversary of the termination of Mr. Ward’s Board membership.

(2)
These shares were acquired by Mr. Betterley upon the vesting of restricted stock granted to him under the 2007 Equity Incentive Plan and the 2014 Equity Incentive Plan. Of this total number of shares, 3,787 were attributable to restricted stock granted on September 4, 2013, 3,156 were attributable to restricted stock granted on August 11, 2014 and 4,678 were attributable to restricted stock granted on August 10, 2015.

(3)
These shares were acquired by Mr. Kenny upon the vesting of restricted stock granted to him under the 2007 Equity Incentive Plan and the 2014 Equity Incentive Plan. Of this total number of shares, 2,838 were attributable to restricted stock granted on September 4, 2013, 2,129 were attributable to restricted stock granted on August 11, 2014, and 4,250 were attributable to restricted stock granted on August 10, 2015.

(4)
These shares were acquired by Ms. Gillund upon the vesting of restricted stock granted to her under the 2007 Equity Incentive Plan and the 2014 Equity Incentive Plan. Of this total number of shares, 4,000 were attributable to restricted stock granted on November 13, 2013, 1,534 were attributable to restricted stock granted on August 11, 2014, and 3,002 were attributable to restricted stock granted on August 10, 2015.

(5)	The stock options exercised by Mr. Koehn were as follows:

a.	36,879 options granted on April 18, 2007 with an exercise price of $8.83

b.	8,087 options granted on June 12, 2007 with an exercise price of $7.90

c.	12,940 options granted on October 9, 2007 with an exercise price of $7.90

d.	15,290 options granted on December 12, 2007 with an exercise price of $12.15.
Of this total number of options exercised, Mr. Koehn retained no shares of Company common stock after payment of the exercise prices for these options.

(6)
These shares were acquired by Mr. Koehn upon the vesting of restricted stock granted to him under the 2007 Equity Incentive Plan and the 2014 Equity Incentive Plan. Of this total number of shares, 2,314 were attributable to restricted stock granted on September 4, 2013, 1,898 were attributable to restricted stock granted on August 11, 2014 and 2,315 were attributable to restricted stock granted on August 10, 2015.

Nonqualified Deferred Compensation

As provided under “Nonqualified Deferred Compensation Plans,” which plan commenced in fiscal year 2014, the Company offers certain members of management and highly compensated employees, including the Named Executive Officers, the opportunity to defer up to 100% of their base salary (after 401(k), payroll tax and other deductions), performance bonus and discretionary bonus and elect to receive the deferred compensation at a fixed future date of participant’s choosing. The amounts that each Named Executive Officer deferred during the 2017 fiscal year, as well as other information regarding Named Executive Officer participation in the plan, is as follows:

Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals	Aggregate Balance at Last Fiscal Year End(1)(2)
Scott R. Ward	$—	$—	$—	$—	$—
Laurence L.Betterley	$—	$—	$—	$—	$—
Kevin J. Kenny	$—	$—	$33,870	$—	$380,228
Laura Gillund	$—	$—	$—	$—	$—
Paul Koehn	$—	$—	$—	$—	$—

(1)	Amounts are included in each Named Executive Officer’s compensation as reported on the Summary Compensation Table above.

(2)	Amounts include prior fiscal year compensation for each Named Executive Officer.

Potential Payments Upon Termination or Change in Control

As provided under “Termination or Change of Control Plans and Agreements,” many of the Company’s plans and agreements provide the Named Executive Officers with certain rights or the right to receive payments in the event of the termination of their employment or upon a change in control of the Company. The amounts payable to each of the Named Executive Officers, assuming that each individual’s employment had terminated and/or a change in control of the Company had occurred on June 30, 2017, are as follows:

	Acceleration of Restricted Stock		Payment Upon Termination
Name	By Company following Termination Not for Cause(1)	Upon Change in Control(2)	By Company following Termination Not for Cause(3)	By Company following Termination Not for Cause or by NEO for Good Reason in Connection with Change in Control(4)	By NEO for Good Reason(5)
Scott R. Ward	$365,198	$4,924,905	$2,511,581	$3,960,581	$2,511,581
Laurence L. Betterley	$425,275	$2,476,714	$1,058,688	$1,481,077	$390,549
Kevin J. Kenny	$421,923	$2,493,828	$1,321,093	$1,901,593	$1,321,093
Laura Gillund	$222,999	$1,164,921	$804,999	$1,097,996	$—
Paul Koehn(6)	$221,323	$—	$847,884	$—	$—

(1)
Other than for Mr. Koehn, as described in footnote (6), represents immediate vesting of restricted stock awards that would vest in the 12 months following June 30, 2017 at the closing price of $32.23 per share of the Company’s common stock on June 30, 2017, the last trading day of the Company’s fiscal year.

(2)
Represents immediate vesting of all outstanding restricted stock awards at the closing price of $32.23 per share of the Company’s common stock on June 30, 2017, the last trading day of the Company’s fiscal year.

(3)
Other than for Mr. Koehn, as described in footnote (6), represents payments of base salary, a pro-rata portion of any performance bonus for which the performance period has not yet expired and health insurance costs pursuant to the Severance Plan (over a period of 24 months for Mr. Ward and 18 months for Messrs. Betterley and Kenny and Ms. Gillund) and each respective Named Executive Officer’s employment agreement (to the extent not duplicative with the Severance Plan), if any.

(4)
Represents payments of base salary (as increased to include the participant’s target bonus for the year of termination in accordance with the Severance Plan), a pro-rata portion of any performance bonus for which the performance period has not yet expired, and health insurance costs pursuant to the Severance Plan (over a period of 24 months for Mr. Ward and 18 months for Messrs. Betterley and Kenny and Ms. Gillund) and each respective Named Executive Officer’s employment agreement (to the extent not duplicative with the Severance Plan), if any.

(5)
Represents payment of base salary, a pro-rata portion of any performance bonus for which the performance period has not yet expired (for Messrs. Ward and Kenny) and health insurance costs (over a period of 24 months for Mr. Ward, 18 months for Mr. Kenny and 12 months for Mr. Betterley) pursuant to each respective Named Executive Officer’s employment agreement.

(6)
Represents the following benefits received under Mr. Koehn’s Separation Agreement dated June 30, 2017: the acceleration of 6,867 RSAs valued at $221,323 using the closing price of our common stock on June 30, 2017 of $32.23; salary continuation of $418,109 payable over a period of 15 months; insurance premiums of $26,083 payable over a period of 15 months; a bonus of $365,097 under our fiscal 2017 bonus plan; and payment of $38,595 for unused paid time off upon termination of employment. Amounts that Mr. Koehn would have received upon a change in control are not included due to his separation on June 30, 2017.

DIRECTOR COMPENSATION

During the fiscal year ended June 30, 2017, each of our non-employee members of the Board received the following compensation:

•
Retainers of $40,000 for service as a board member; $20,000 for service as a chairman of a board committee; $10,000 for service as a member of a board committee; and $1,200 per board or committee meeting attended in the event that more than 12 of such meetings are held during the period. Directors may irrevocably elect, in advance of each fiscal year, to receive these fees in cash, in common stock of the Company or a combination thereof, or in restricted stock units (“RSUs”). Each director electing to receive fees in RSUs will at the time of such election also irrevocably select the date of settlement of the RSU. On the settlement date, RSUs may be settled, at the Company’s discretion, in cash or in shares of common stock or a combination thereof.

•
An RSU award with a value of $125,000 payable, in our discretion, in cash or in shares of our common stock. We provide for the RSU payment, whether paid in cash or shares of common stock, to be made (in a lump sum if paid in cash) within 30 days following the six-month anniversary of the termination of the director’s board membership.

In addition, the Lead Director receives an additional annual retainer of $40,000, and may irrevocably elect, in advance of each fiscal year, to receive this retainer in cash, in common stock of the Company or a combination thereof, or in RSUs. The non-employee members of the Board are also reimbursed for travel, lodging and other reasonable expenses incurred in attending board or committee meetings.

All elements of director compensation will remain the same for fiscal 2018, except the annual retainer for service as a board member has been increased to $45,000.

Director Compensation Table for Fiscal 2017

The following table summarizes the compensation paid to each non-employee director in the fiscal year ended June 30, 2017.

Name	Fees Earned or Paid in Cash or Stock ($)(1)	Stock Awards(2)(3) ($)	Total ($)
Martha Goldberg Aronson(6)	$21,600	$45,000	$66,600
Scott Bartos	$60,000	$125,000	$185,000
Brent G. Blackey(4)	$60,000	$125,000	$185,000
Edward M. Brown	$100,000	$125,000	$225,000
William E. Cohn, M.D.	$50,000	$125,000	$175,000
Augustine Lawlor	$60,000	$125,000	$185,000
Leslie Trigg(5)	$70,000	$62,500	$132,500

(1)	Mr. Blackey elected to receive his fees in restricted stock units. Each of Mr. Bartos, Mr. Brown, Mr. Lawlor and Ms. Trigg elected to receive his or her fees in Company common stock

(2)
The value of stock awards in this table represent the fair value of such awards granted during the fiscal year, as computed in accordance with FASB ASC 718. The assumptions used to determine the valuation of the awards are discussed in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Note 5 to our consolidated financial statements, each included in the Company’s Annual Report on Form 10-K for the 2017 fiscal year, filed with the Securities and Exchange Commission on August 24, 2017.

(3)
The aggregate number of restricted stock units held by each of the directors listed in the table above as of June 30, 2017 was as follows: Ms. Aronson, 1,633 shares; Mr. Bartos, 22,490 shares; Mr. Blackey, 82,669 shares; Mr. Brown, 75,536 shares; Dr. Cohn, 12,370 shares; Mr. Lawlor, 75,536 shares; and Ms. Trigg, 41,925 shares. All of these awards represent restricted stock units granted to such directors on March 2, 2009, July 16, 2009, August 13, 2010, August 8, 2011, August 31, 2012, September 4, 2013, August 11, 2014, August 10, 2015 and August 8, 2016 except for a grant of 6,707 restricted stock units to Ms. Trigg on January 18, 2011; a grant of 5,381 restricted stock units to Mr. Bartos on December 31, 2012; a grant of 1,127 restricted stock units to Dr. Cohn on February 27, 2015; and a grant of 1,633 restricted stock units to Ms. Aronson on February 22, 2017.

(4)
The aggregate number of shares subject to outstanding option awards held by each of the directors listed in the table above as of June 30, 2017, was as follows: Mr. Blackey, 45,290 shares. Messrs. Bartos, Brown, Lawlor, Ms. Trigg and Aronson, and Dr. Cohn did not hold any shares subject to outstanding option awards on June 30, 2017.

(5)
Upon Ms. Trigg’s departure from the Board, $62,500 worth of the restricted stock units were forfeited. Additionally, the restricted stock units outstanding as of June 30, 2017 were payable in cash or shares of our common stock, at our discretion, within 30 days after the six month anniversary of the termination of Ms. Trigg’s Board membership on February 21, 2017. On September 5, 2017, we settled Ms. Trigg’s RSUs by issuing her 41,925 shares of common stock.

(6)	Upon Ms. Aronson joining the Board in February 2017, her fees were prorated for her partial year of service.

On July 23, 2014, the Board and the Compensation Committee established minimum stock ownership guidelines for non-employee directors that require each director to own Company common stock having a value of at least five times his or her annual cash retainer of $40,000. Each current director has five years from the adoption of this guideline to reach this level of ownership and any new director will have five years from the date of election to reach this ownership level.

PROPOSAL 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act require that we provide our stockholders with the opportunity to vote on a nonbinding, advisory basis regarding the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC. In accordance with the preference of our stockholders, as expressed in a non-binding advisory vote on the frequency of advisory votes on executive compensation, the Company has determined to hold annual advisory votes on the compensation of the Named Executive Officers.

We seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. We designed our compensation program to reward our Named Executive Officers for their individual performance and contributions to our overall business objectives, and for achieving and surpassing the financial goals set by our Human Resources and Compensation Committee and our Board of Directors.

The vote on this resolution is not intended to address any specific element of compensation. Instead, the vote relates to the overall compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.

Based on the competitive, stockholder-aligned and results-oriented characteristics of our executive compensation program, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2017 Summary Compensation Table and the other related tables and disclosure.”

While the Board of Directors and especially the Human Resources and Compensation Committee intend to carefully consider the results of the voting on this proposal when making future decisions regarding executive compensation, the vote is not binding on the Company or the Board and is advisory in nature. To the extent there is any significant vote against the compensation of our Named Executive Officers in this Proposal 4, the Human Resources and Compensation Committee will evaluate what actions may be necessary to address our stockholders’ concerns.

VOTE REQUIRED

The Board recommends that you vote “FOR” the non-binding resolution regarding the compensation of our Named Executive Officers, as disclosed in this proxy statement. Advisory approval of this non-binding resolution requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

PROPOSAL 5
ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act also provide that stockholders must be given the opportunity to vote, on a non-binding, advisory basis, for their preference as to how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in accordance with the SEC’s compensation disclosure rules. By voting with respect to this Proposal 5, stockholders may indicate whether they would prefer that we conduct future advisory votes on named executive officer compensation once every one, two, or three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.

After careful consideration, the Board of Directors recommends advisory votes on the compensation of the Company’s named executive officers every year. The Board of Directors believes an advisory vote on named executive officer compensation every year has been the best approach for the Company and its stockholders and recommends continuing this practice.

This vote is advisory and not binding on the Company or our Board of Directors. The Board of Directors and the Human Resources and Compensation Committee will take into account the outcome of the vote, however, when considering the frequency of future advisory votes on named executive officer compensation.

The proxy card provides stockholders with the opportunity to choose among four options (holding the vote every “1 year,” “2 years” or “3 years,” or abstaining). Our stockholders will not be voting to approve or disapprove the recommendation of the Board of Directors.

VOTE REQUIRED

The Board recommends that you vote for the option of “1 YEAR” as the preferred frequency of future advisory votes on Named Executive Officer compensation. Advisory approval of a preferred frequency requires the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting. A plurality means that the choice of frequency that receives the greatest number of votes cast will be considered the preference of our stockholders.

TRANSACTIONS WITH RELATED PERSONS

Pursuant to its written charter, the Audit Committee has the responsibility to review and approve all transactions to which a related party and we may be a party prior to their implementation to assess whether such transactions comply with the Company’s applicable policies, including any related-party transactions policy, and meet applicable legal requirements. Additionally, the Company’s Code of Ethics and Business Conduct requires our employees, officers and directors to avoid any situation in which his or her personal interests conflict with or interfere with the Company’s assets. Since July 1, 2015, there were no related party transactions arising or existing requiring disclosure under applicable Nasdaq listing standards or SEC rules and regulations.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of September 18, 2017, certain information regarding beneficial ownership of our common stock by:

•	Each person known to us to beneficially own 5% or more of our common stock;

•	Each of our Named Executive Officers;

•	Each of our directors; and

•	All of our executive officers (as that term is defined under the rules and regulations of the SEC) and directors as a group.

We have determined beneficial ownership in accordance with Rule 13d-3 under the Exchange Act. Beneficial ownership generally means having sole or shared voting or investment power with respect to securities. Unless otherwise indicated in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to the shares of common stock set forth opposite the stockholder’s name. We have based our calculation of the percentage of beneficial ownership on 33,085,202 shares of CSI common stock outstanding on September 18, 2017. Unless otherwise noted below, the address for each person or entity listed in the table is c/o Cardiovascular Systems, Inc., 1225 Old Highway 8 NW, St. Paul, Minnesota 55112.

Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Shares Beneficially Owned
Named Executive Officers, Directors and Nominees
Scott R. Ward(1)	288,065	*
Laurence L. Betterley(2)	235,983	*
Kevin J. Kenny(3)	151,280	*
Laura Gillund(4)	88,633	*
Martha Goldberg Aronson(5)	—	—
Scott Bartos(6)	4,972	*
Brent G. Blackey(7)	109,729	*
Edward Brown(8)	124,037	*
William E. Cohn, M.D.(9)	—	—
Augustine Lawlor(10)	21,548	*
All Directors and Executive Officers as a Group (12 individuals)(11)	1,099,315	3.3%
5% Stockholders
Wellington Management Group LLP(12)	2,503,410	7.6%
Camber Capital Management LLC(13)	2,500,000	7.6%
Brown Capital Management, LLC(14)	2,471,671	7.5%
BlackRock, Inc.(15)	2,267,546	6.9%
Champlain Investment Partners, LLC(16)	1,653,275	5.0%

*	Less than 1% of the outstanding shares.

(1)
Includes 267,201 shares of restricted stock that are subject to a risk of forfeiture. Does not include 34,297 vested restricted stock units that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of termination of Mr. Ward’s Board membership.

(2)	Includes 14,234 shares issuable upon the exercise of options exercisable within 60 days of September 18, 2017, and 107,660 shares of restricted stock that are subject to a risk of forfeiture.

(3)	Includes 115,444 shares of restricted stock that are subject to a risk of forfeiture.

(4)	Includes 49,376 shares of restricted stock that are subject to a risk of forfeiture.

(5)
Does not include 1,633 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Ms. Aronson’s Board membership.

(6)
Does not include 25,464 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Mr. Bartos’ Board membership. It also excludes 2,095 vested restricted stock units that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of August 16, 2019.

(7)
Does not include 77,273 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Mr. Blackey’s Board membership. It also excludes 2,855, 2,541 and 2,095 vested restricted stock units that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of September 1, 2018, August 15, 2019 and September 1, 2019, respectively.

(8)
Shares are held by the Edward and Catherine Brown Trust. Does not include 75,536 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Mr. Brown’s Board membership.

(9)
Does not include 12,370 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Dr. Cohn’s Board membership.

(10)
Does not include 75,536 vested restricted stock units and 4,029 restricted stock units that vest 1/4th on each September 30, 2017, December 31, 2017, March 31, 2018 and June 30, 2018 that represent the right to receive a payment in cash or shares from the Company equal in value to the market price of one share per unit of the Company’s common stock as of the date that is six months following the date of the termination of Mr. Lawlor’s Board membership.

(11)	Includes 14,234 shares issuable upon the exercise of options exercisable within 60 days of September 18, 2017, and 539,681 shares of restricted stock that are subject to a risk of forfeiture.

(12)
Based on a Schedule 13G filed with the SEC on February 9, 2017, each of Wellington Management Group LLP, Wellington Group Holdings LLP, and Wellington Investment Advisors Holdings LLP may be deemed the beneficial owner of 2,503,410 shares of the Company’s common stock and Wellington Management Company LLP may be deemed the beneficial owner of 2,378,354 shares of the Company’s common stock. Wellington Management Group LLP is the parent holding company of certain holding companies and the Wellington Investment Advisers. The securities are owned of record by clients of the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP controls directly, or indirectly through Wellington Management Global Holdings, Ltd., the Wellington Investment Advisers. Wellington Investment Advisors Holdings LLP is owned by Wellington Group Holdings LLP. Wellington Group Holdings LLP is owned by Wellington Management Group LLP. The address for all of the aforementioned entities is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210.

(13)
Camber Capital Management LLC and Stephen DuBois reported in a Schedule 13G/A filed with the SEC on Feburary 14, 2017 that they held shared voting and dispositive power with respect to 2,500,000 shares of the Company’s common stock. The address for each of Camber Capital Management LLC and Stephen DuBois is 101 Huntington Avenue, Suite 2101, Boston, MA 02199

(14)
Brown Capital Management, LLC reported in a Schedule 13G/A filed with the SEC on July 10, 2017 that it held sole voting power with respect to 1,510,874 shares and sole dispositive power with respect to 2,471,674 shares of the Company’s common stock. The address for Brown Capital Management, LLC is 1201 N. Calvert Street, Baltimore, MD 21202.

(15)
BlackRock, Inc. reported in a Schedule 13G/A filed with the SEC on January 23, 2017 that it held sole voting power with respect to 2,196,049 shares and sole dispositive power with respect to 2,267,546 shares of the Company’s common stock. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(16)
Champlain Investment Partners, LLC reported in a Schedule 13G/A filed with the SEC on February 14, 2017 that it held sole voting power with respect to 1,145,505 shares and sole dispositive power with respect to 1,653,275 shares of the Company’s common stock. The address for Champlain Investment Partners, LLC is 180 Battery St., Burlington, VT 05401.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company’s knowledge, based on a review of the copies of such reports furnished to the Company, the officers, directors and greater than 10% stockholders complied with all Section 16(a) filing requirements during the fiscal year ended June 30, 2017 and thereafter prior to October 3, 2017, other than a Form 3 filed on behalf of Sandra Sedo on August 9, 2017 following her appointment as Chief Compliance Officer on July 26, 2017.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents the equity compensation plan information as of June 30, 2017:

	Number of securities to be issued upon exercise of outstanding options, warrants, and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(1)
Equity compensation plans approved by stockholders	39,381	$10.22	2,725,769
Equity compensation plans not approved by stockholders(2)	38,820	$7.90	—
TOTAL	78,201	$9.07	2,725,769

(1)
Includes 881,399 shares of common stock available for issuance under the Company’s 2014 Equity Incentive Plan and 1,844,370 shares of common stock available for issuance under the 2015 Employee Stock Purchase Plan at June 30, 2017.

(2)	Represents outstanding options granted to employees, directors and consultants outside of the 2014 Equity Incentive Plan and our other equity incentive plans.

FORM 10-K INFORMATION

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2017 (WITHOUT EXHIBITS) ACCOMPANIES THIS NOTICE OF MEETING AND PROXY STATEMENT. NO PART OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PART THEREOF IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY’S FURNISHING SUCH EXHIBIT(S). REQUESTS FOR COPIES OF SUCH EXHIBIT(S) SHOULD BE DIRECTED TO CSI’S SECRETARY AT 1225 OLD HIGHWAY 8 NW, ST. PAUL, MINNESOTA 55112.

OTHER MATTERS

The Board of Directors and management know of no other matters that will be presented for consideration at the Annual Meeting. However, since it is possible that matters of which the Board of Directors and management are not now aware may come before the meeting or any adjournment of the meeting, the proxies confer discretionary authority with respect to acting thereon, and the persons named in such properly executed proxies intend to vote, act and consent in accordance with their best judgment with respect thereto. Upon receipt of such proxies (in the form enclosed) in time for voting, the shares represented thereby will be voted as indicated thereon and in the proxy statement.

By Order of the Board of Directors

Scott R. Ward
Chairman of the Board,
President and Chief Executive Officer

St. Paul, Minnesota
October 3, 2017

APPENDIX A

CARDIOVASCULAR SYSTEMS, INC.
2017 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)“Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.

(b)“Affiliate(s)” shall mean a Parent or Subsidiary of the Company.

(c)“Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)“Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 6(c) of the Plan.

(e)“Award” shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right.

(f)“Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)    Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company’s then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)    There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)    There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or
(iv)    Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.
For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)“Close of Business” of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.

(h)“Committee” shall mean a Committee of one or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, the Committee shall be a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board and each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), the Committee shall be a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board and each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)“Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 15 of the Plan).

(j)The “Company” shall mean Cardiovascular Systems, Inc., a Delaware corporation.

(k)“Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. For purposes of the Plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(l)“Covered Employee” shall mean any key salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under the Plan for such applicable Performance Period.

(m)“Director” shall mean a member of the Board of Directors of the Company.

(n)“Effective Date” shall mean the date on which the stockholders of the Company have approved this Plan.

(o)“Employee” shall mean a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(p)“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q)“Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)“Fiscal Year” shall mean each twelve month period ending June 30, or any such other fiscal year applicable to the Company as established from time to time by the Board of Directors.

(s)“Full Value Award” shall mean an Award that is settled by the issuance of shares of Common Stock, other than in the form of an Option or Stock Appreciation Right.

(t)“GAAP” means United States generally accepted accounting principles, as in effect from time to time.

(u)“Incentive Stock Option” shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(v)“Insider” shall mean an individual who is, on the relevant date, an officer (as defined by Section 16 of the Exchange Act), a Covered Employee, a Director or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(w)The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(x)“Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(y)“Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(z)“Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(aa)“Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right has been granted.

(ab)“Performance Award” shall mean any Performance Shares or Performance Units Award granted pursuant to Section 13 of the Plan.

(ac)“Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(ad)“Performance Objective(s)” shall mean one or more performance objectives set forth in Section 7 and established by the Administrator, in its sole discretion, for Awards granted under the Plan, including Performance Awards to Covered Employees that are intended to qualify as Performance-Based Compensation.

(ae)“Performance Period” shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(af)“Performance Share” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ag)“Performance Unit” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ah)“Plan” means the Cardiovascular Systems, Inc. 2017 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(ai)“Prior Plan” means the Cardiovascular Systems, Inc. 2014 Equity Incentive Plan, as in effect at the Effective Time.

(aj)“Prior Plan Awards” shall mean “Awards,” as such term is used and defined under the Prior Plan, that are outstanding as of the Effective Date.

(ak)“Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(al)“Restricted Stock Unit” shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.

(am)“Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(an)“Stock Appreciation Right” shall mean a grant pursuant to Section 14 of the Plan.

(ao)A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(ap) “Voting Power” shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

The Plan was adopted by the Board on August 23, 2017 (the “Approval Date”), but such adoption is expressly subject to, and this Plan shall not become effective until, the approval of this Plan by the stockholders of the Company. Any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if stockholder approval of this Plan is not obtained within the twelve month period following the Approval Date.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Approval Date.

SECTION 4.
ADMINISTRATION

(a)    Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.”

(b)    Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize a special Committee consisting of one or more Directors who are also officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size and other terms of any such Awards; provided, however, (x) the Administrator shall not delegate such responsibilities to any such special Committee for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the parameters under which the special Committee may grant such Awards; and (z) the special Committee shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(c)    Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including, but not limited to, exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator’s interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

(d)    Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the stockholders.

SECTION 6.
STOCK

(a)     Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 15 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is reserved and available for Awards under the Plan is Two Million Five Hundred Fifty Thousand (2,550,000) shares, plus any shares of Common Stock subject to Prior Plan Awards that, after the Effective Date, are cancelled, terminate unearned, expire, are forfeited or lapse for any reason. The maximum aggregate number of shares of Common Stock that may be issued through Incentive Stock Options is Two Million Five Hundred Fifty Thousand (2,550,000).

(b)     Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right shall reduce the Share Authorization, whether such Stock Appreciation Right is settled in cash or shares of Common Stock. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization. Further, shares of Common Stock repurchased by the Company using the proceeds received from the exercise of Options shall not be used to increase the Share Authorization or otherwise be available for Awards.

(c)    Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)    Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one Fiscal Year to any one Participant shall be, in the aggregate, Five Hundred Thousand (500,000) shares, subject to adjustment as provided in Section 15.

(ii)    Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one Fiscal Year to any one Participant shall be, in the aggregate, Three Hundred Thousand (300,000) shares, subject to adjustment as provided in Section 15.
(iii)    Performance Awards. To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any one Fiscal Year covering in the aggregate more than Three Hundred Thousand (300,000) shares, subject to adjustment as provided in Section 15. To the extent payable in cash, in no event shall a Participant be granted Performance Awards during any one Fiscal Year covering in the aggregate more than Five Million Dollars ($5,000,000).

(iv)    Non-Employee Director Awards. In no event shall any “non-employee director” (as defined under Rule 16b-3) of the Company receive in any one Fiscal Year Awards relating to shares of Common Stock that have a Fair Market Value as of the Award grant date of more than Five Hundred Thousand Dollars ($500,000) in the aggregate.

(d)    Minimum Vesting Requirement. Notwithstanding any provision to the contrary contained herein, no Option or Stock Appreciation Right shall become exercisable (i.e., “vest”), the risk of forfeiture applicable to any Restricted Stock Award shall not lapse and no Restricted Stock Unit or Performance Award shall vest or become earned, in each case until a minimum of at least one year has elapsed from the date such Award was granted; provided, however, that the foregoing restriction shall not apply to Awards relating to not more than an aggregate of five percent (5%) of the total number of shares reserved and available for Awards under this Plan as specified in Section 6(a).

SECTION 7.
PERFORMANCE OBJECTIVES

(a)    Performance Objectives. For any Awards to Covered Employees that are intended to qualify as “Performance-Based Compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of, (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation, amortization and/or stock compensation expense, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total stockholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels, and (xx) operational targets including, without limitation, milestones in clinical trials, research and development, regulatory approvals, new product commercialization and new market expansion.

Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor or peer companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. Any Performance Objective may be determined on a GAAP or non-GAAP basis, as the Administrator deems appropriate in its sole discretion. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

(b)    Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20-Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)    Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

(d) Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining stockholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining stockholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.
PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)    Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”), and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)    No Rights as Stockholder. A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by an Incentive Stock Option have both vested and been issued, a Participant shall not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by an Incentive Stock Option that are forfeited shall also be forfeited.

(d)    Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)    Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)    Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)    Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)    No Rights as Stockholder. A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Nonqualified Stock Option have both vested and been issued, a Participant shall not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Nonqualified Stock Option that are forfeited shall also be forfeited.

(d)    Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)    Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)    Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)    Issuance of Shares; Rights as Stockholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant’s Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Prior to the time that the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates. However, until the risks of forfeiture have lapsed without forfeiture, the Participant shall not have any other rights as a stockholder with respect to the shares subject to such Restricted Stock Award, including the right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock subject to a Restricted Stock Award that are forfeited shall also be forfeited.

(d)    Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)    Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
RESTRICTED STOCK UNITS

Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)    Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator’s discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)    Issuance of Shares; Rights as Stockholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant’s name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have both vested and the underlying shares of Common Stock have been issued, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends or dividend equivalents attributable to such shares, and shall not have any other rights as a stockholder with respect to such shares.

(d)    Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)    Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 13 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)    Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)    Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:

(i)    the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)     one or more Performance Objectives established by the Administrator;

(iii)    the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)    the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)    the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares or Performance Units may be deferred.

(c)    Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b‑3, or any successor provision, as then in effect, of the General Rules and Regulations under the Securities Exchange Act of 1934, if applicable.

(d)    Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)    No Rights as Stockholder. A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan). Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Performance Award have both vested and been issued, a Participant shall not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Performance Award that are forfeited shall also be forfeited.

(f)    Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 14.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a)    Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. The specified exercise price shall be equal to 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right, or such higher price as the Administrator determines. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)    Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e., “vests”) and, if applicable in the Administrator’s discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Stock Appreciation Right. The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Stock Appreciation Right shall be exercisable during a term of more than ten (10) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)    Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant’s Stock Appreciation Right, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant’s delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)    No Rights as Stockholder. A Participant (or the Participant’s successors) shall have no rights as a stockholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company’s designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made. Without limiting the foregoing, and for the avoidance of doubt, prior to the time that any shares covered by a Stock Appreciation Right have both vested and been issued, a Participant shall not have any right to receive any dividends or dividend equivalents attributable to such shares. All rights to any dividends or dividend equivalents payable with respect to shares of Common Stock covered by a Stock Appreciation Right that are forfeited shall also be forfeited.

(e)    Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 14 shall contain such other provisions as the Administrator shall deem advisable, including, but not limited to, any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 15.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

(a)    In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)    Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards, or Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)    Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all Awards (or portions thereof);

(ii)the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case as of the effective date of the Change of Control;

(iii)that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations;

(iv)that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights, or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.
NONTRANSFERABILITY

(a)     In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)    Nonqualified Stock Options. Notwithstanding anything in this Section 16 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Option to any member of the Participant’s “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant’s “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)    Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant’s death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

SECTION 17.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company’s counsel, with all applicable legal requirements, including, without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)    In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)    In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)    In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 17.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 18.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 15 of the Plan or to the extent required by applicable law or regulation, the Board may not, without stockholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock with other awards, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422. Further, without stockholder approval, the terms of any outstanding Award may not be amended to reduce the exercise price of any outstanding Option or Stock Appreciation Right or cancel any outstanding Option or Stock Appreciation Right in exchange for cash, other Awards, or Options or Stock Appreciation Rights with an exercise price that is less than the exercise price of the original Option or Stock Appreciation Right.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 19.
RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)    No Obligation to Exercise. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.

(b)    No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

(d)    Recoupment Policy. Subject to the terms and conditions of the Plan, the Administrator may provide that any Participant and/or any Award, including any shares of Common Stock subject to an Award, is subject to any recovery, recoupment, clawback and/or other forfeiture policy that may be maintained by the Company from time to time.

SECTION 20.
MISCELLANEOUS

(a)Issuance of Shares.     The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state’s conflict of laws rules.

(c)Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/CSII

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:
1.	Election of Directors
	Nominees:				For	Against	Abstain
	1.a.	Martha Goldberg Aronson			☐	☐	☐
	1.b.	William E. Cohn, M.D.			☐	☐	☐
The Board of Directors recommends you vote FOR proposals 2, 3 and 4:					For	Against	Abstain
2.	To approve the 2017 Equity Incentive Plan.				☐	☐	☐
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for its fiscal year ending June 30, 2018.				☐	☐	☐
4.	To approve, on an advisory basis, the compensation paid to our named executive officers as disclosed in the proxy statement.				☐	☐	☐
The Board of Directors recommends you vote 1 YEAR for proposal 5:				1 Year	2 Years	3 Years	Abstain
5.
To determine, on an advisory basis, whether the preferred frequency of the stockholder advisory vote on the executive compensation of the Company’s named executive officers as set forth in the Company’s proxy statement should be every year, every two years or every three years.
				☐	☐	☐	☐

NOTE: Proposal 1 is to elect Class III directors to hold office until the 2020 Annual Meeting of Stockholders. In their discretion, the proxies named on the front of this card are also authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]		Date	Signature (Joint Owner)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Annual Report, Form 10-K and Notice and Proxy Statement are available at
www.proxyvote.com.

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CARDIOVASCULAR SYSTEMS, INC.
Annual Meeting of Stockholders
November 15, 2017 10:00 AM CT
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Scott R. Ward and Laurence L. Betterley, and each of them individually, as attorneys and proxies, of the undersigned, with the power to act without the other and with full power of substitution, and hereby authorizes them to represent and to vote all of the shares of stock of Cardiovascular Systems, Inc., a Delaware corporation, standing in the name of the undersigned with all the power that the undersigned would have if present at the Annual Meeting of Stockholders to be held on November 15, 2017, at 10:00 a.m. (Central Time), via webcast at www.virtualshareholdermeeting.com/CSII, and any adjournment or adjournments thereof, as fully and with the same force and effect as the undersigned might or could so act if personally present thereat, upon and in respect of the matters listed on the reverse side and in accordance with the instructions designated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no selection is made, this Proxy will be voted “FOR” each nominee in Proposal 1, “FOR” Proposals 2, 3 and 4, and “1 YEAR” for Proposal 5.

Continued and to be signed on reverse side